[EATON VANCE(R) LOGO]

ANNUAL REPORT DECEMBER 31, 2001


                                  EATON VANCE
                                  TAX-MANAGED
                                     GROWTH
                                      FUND
                                      1.1

[GRAPHIC]

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 as of December 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO JAMES B. HAWKES]
James B. Hawkes
President

During the year ended December 31, 2001, Eaton Vance Tax-Managed Growth Fund
1.1 had a total return of -9.98% for Class A shares.(1) This return resulted from a decrease in net asset value (NAV) to $21.10 per share on December 31, 2001 from $23.44 per share on December 31, 2000. For Class B, the total return was -10.67%, based on a decrease in NAV to $20.27 from $22.69.(1) For Class C, the total return was -10.73%, based on a decrease in NAV to $19.46 from $21.80.(1) For Class I, the total return was -9.35%, based on a decrease in NAV to $9.99 from $11.02.(1) For Class S, the total return was -9.88%, based on a decrease in NAV to $21.15 from $23.47.(1) Consistent with the Fund's history and its investment objective of long-term, after-tax returns, the Fund made no income or capital gains distributions during the year. As a result, the Fund's returns after taxes on distributions were equivalent to pretax returns for 2001. (See page 7 for more information about after-tax performance.)

For comparison,the average total return (before taxes) for mutual funds in the Lipper Large-Cap Core Classification was -13.81% during the period, and the S&P 500 Index - an unmanaged index of 500 common stocks used as a measure of U.S. stock market performance - had a total return of -11.88%.(2)

The year 2001 witnessed a significant slowing of the U.S. and global economies, characterized by deteriorating corporate profits, job layoffs and sharply lower capital spending. Against this discouraging backdrop, the equity markets moved dramatically lower through much of the year. The tragic events of September 11th served to accelerate the downward trend. In their wake, consumer spending declined sharply and the U.S. economy slid into recession in the third quarter, as the nation's Gross Domestic Product contracted 1.3%, the first such quarterly decline since 1991. The advance estimates from the Commerce Department for fourth quarter indicated that GDP grew by a modest 0.2%. In an effort to stimulate economic activity, the Federal Reserve has continued the accommodative monetary policy it began in January 2001. By year-end, the Fed had lowered its benchmark Federal Funds rate - a key short-term interest rate barometer - on 11 occasions by a total of 475 basis points (4.75%).

Encouragingly, even as the economy continued to struggle in the fourth quarter, the U.S. equity markets started to gain some traction in October. The fourth quarter saw a sharp rebound from the September lows, led by technology stocks and other aggressive sectors of the market. But the late gains were not sufficient for the broad market to avoid its second consecutive year of negative returns.

As troubling as the recent past has been, we remain optimistic about our nation's economic future and opportunities in the U.S. equity markets. In the following pages, portfolio manager Duncan Richardson discusses the past year and provides his insights on the market for the year ahead.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             February 8, 2002
--------------------------------------------------------------------------------
Fund Information
as of December 31, 2001

PERFORMANCE(3)                       CLASS A         CLASS B      CLASS C         CLASS I        CLASS S
--------------                       -------         -------      -------         -------        -------
Average Annual Total Returns (at net asset value)
One Year                               -9.98%         -10.67%      -10.73%          -9.35%      -9.88%
Five Years                             12.47           11.60        11.46            N.A.        N.A.
Life of Fund+                          13.90           13.05        13.07           -0.04        1.00

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                              -15.16%         -15.13%      -11.63%          -9.35%       -9.88%
Five Years                             11.15           11.34        11.46            N.A.        N.A.
Life of Fund+                          12.74           12.95        13.07           -0.04        1.00

----------
+Inception Dates - Class A and Class B: 3/28/96; Class C:8/2/96; Class I:
7/2/99; Class S:5/14/99

TEN LARGEST HOLDINGS(4) BY TOTAL NET ASSETS
-------------------------------------------
American International Group, Inc.        2.5%
Microsoft Corp.                           1.7
Johnson & Johnson Co.                     1.6
PepsiCo, Inc.                             1.6
Home Depot, Inc. (The)                    1.5
Lowe's Companies                          1.5
Lexmark International, Inc.               1.5
Abbott Laboratories                       1.3
Marsh & McLennan Cos., Inc.               1.3
General Electric Co.                      1.3

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
(CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index or a Lipper Classification. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class I and Class S shares generally do not have a sales charge. (4) Ten largest holdings accounted for 15.8% of the Portfolio's net assets. Holdings are subject to change. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 as of December 31, 2001

MANAGEMENT DISCUSSION

AN INTERVIEW WITH DUNCAN W. RICHARDSON, PORTFOLIO MANAGER OF TAX-MANAGED GROWTH PORTFOLIO. MR. RICHARDSON IS SENIOR VICE PRESIDENT AND CHIEF EQUITY INVESTMENT OFFICER OF EATON VANCE.

[PHOTO DUNCAN W. RICHARDSON]
Duncan W. Richardson
Portfolio Manager

Q: Duncan, in last year's review, you predicted that 2001 would see a slowing in economic activity and above-average volatility in the stock markets. This proved to be the case, but the past year has been even more eventful than anyone could have anticipated. Can you give us your take on 2001?

A: MR. RICHARDSON: Certainly. At this time last year, no one could have predicted the way 2001 would end: our nation forced to rebuild after a coordinated strike of devastating terrorist attacks, our military at war, and our economy struggling through a recession. The tragic events of September 11th occurred when we were already well along in a bear market and in the midst of a recession. The world and the market fundamentally changed that day, with all of us suddenly becoming much more aware of the risk side of the equation. I'm confident that our economy and markets will recover, and that our increased awareness of our vulnerabilities will help us to adapt and to make the world a safer place.

Q: How did you adapt your management of the Portfolio in reaction to the shocking events of September 11th?

A: Here at Eaton Vance, we recommitted ourselves to the work we love. Our viewpoint was that our fundamentally driven investment approach should remain unchanged. We always attempt to be anticipatory and to focus on valuations, with a view towards building long-term positions in the stocks of quality companies. The heightened volatility after September 11th, caused by fear and emotion-based trading, created more than the usual inefficiencies in the market. While there were plenty of negatives and causes for concern in the investment climate of late September, our long-term bullishness about our economy, along with our knowledge of the companies we invest in, gave us the confidence needed to step in and take advantage of opportunities created by the market's post-September 11th sell-off. This allowed us to upgrade the quality of the Portfolio and to reinforce some of our long-held positions.

Q:   It seems, then, that volatility need not always be a negative?

A: I would argue that long-term investors can use volatility to their advantage. While we might get calmer markets with some success in our war on terrorism and clearer signs of an improving economy, we should plan on market volatility being a factor for all investment time horizons. We believe a consistent and patient valuation-sensitive approach can use volatility to help preserve and grow capital.

Q: How does the tax-managed component of the Portfolio come into play in this environment?

A: The techniques that we use to maximize after-tax returns are very useful in any volatile market, but especially in a volatile bear market. Our discipline in taking losses early has been an excellent way to both preserve capital and remain highly tax-efficient. It's surprising that there's still such ambivalence about taxes by the majority of funds. We believe that once the new SEC disclosure requirements regarding after-tax performance are fully implemented in February 2002, investors and managers will see more clearly the benefit of regaining control of mutual fund taxes. All taxable mutual fund shareholders can potentially enhance returns, when compared to a non-tax managed investment, without taking additional risk by simply choosing well-managed funds with a focus on after-tax performance objective.

Q: Let's talk a little bit about the specifics of the Portfolio in 2001. Were there any major changes?

A: We generally view dramatic sector shifts as unnecessary and didn't make any in the Portfolio this year. After disastrous results for more aggressive and concentrated investment approaches in the past two years, we believe there may be a trend towards embracing more conservative styles such as ours. The structure of Tax-Managed Growth Portfolio is designed to manage risk. We believe extreme sector risk is unnecessary to get excellent returns - our sector weightings are closely monitored in order to avoid having excessive risk or exposure to any segment of the economy. We value holding more securities in order to reduce stock specific risk. And we think about not just the upside, but also the downside potential of all of our Portfolio holdings.

     One of the hallmarks of the Portfolio is broad diversification. Diversification helps mitigate the impact of one stock or sector on overall returns. We believe that the extensive diversification of Tax-Managed Growth Portfolio helped us in this market. While we were not happy with the negative returns in calendar 2001, we were nonetheless able to outperform our peers and our benchmark. We believe investors will continue to value diversification.

Q: You've always stressed the importance of Eaton Vance's equity research. Could you give some specifics on how research helped the Portfolio last year?

A: We rely heavily on our talented team of research analysts to make long-term assessments about stocks and sectors. For example, our consumer analyst made a tremendous call in the retail sector late in 2000. It appeared that consumer confidence was fading and that the U.S. economy might go into a recession. The fact was that, while we did enter a recession, retail stocks had already discounted that possibility, providing a great investment opportunity for the Portfolio. Business services was another area where our analyst correctly assessed the risk/reward opportunity. We correctly determined that fundamentals here were less likely to be affected by changes in the economic environment. Our technology and telecommunications analysts found few compelling investment opportunities in 2001. This led us correctly to underweight positions in both groups. We were also correctly underweighted in the utilities area. The value added of independent research was particularly evident in this area last year. Sometimes, what you don't own is just as important as what you do own.

Q: Duncan, how has the Fund fared relative to its peers and the broader market indexes?

A: Tax-Managed Growth Fund 1.1 has a strong record of competitive performance versus the S&P 500 Index,* as well as versus its peer group, the Lipper Large-Cap Core Classification.* In terms of after-tax performance, which is what matters to our tax-paying shareholders, the comparative numbers look even better. Our comparisons are particularly strong due in large part to our correct assessment of the unattractive

FIVE LARGEST INDUSTRY GROUPS+
As a percentage of total net assets

Pharmaceutical               9.4%
Banks                        7.0%
Insurance                    6.5%
Media                        6.4%
Diversified Finanials        5.7%

----------
+Five largest industry groups are subject to change due to active management.

*It is not possible to invest directly in an Index or a Lipper Classification.

     risk/reward of the big technology stocks that came to dominate the capitalization weighted indexes at the end of the 1990s. We continue to believe we have passed the peak of popularity for passive, or index, investing. Many of the mega-cap index names retain some valuation excess from the bubble of speculation. We continue to suspect that, while market conditions favored passive and momentum investing styles in the late 1990s, active, valuation-sensitive strategies such as those used by Tax-Managed Growth Portfolio are likely to be more successful in the volatile market environment that we expect for the foreseeable future.

Q: Would you share with us your views on what 2002 might hold for the economy and the stock market?

A: Volatility is a given. While we are not in the business of making economic forecasts, we believe there are rational, fundamental reasons for optimism on the economy and the equity markets. First, monetary policy is supportive. The Fed has lowered rates faster and to a greater degree than at any point in its history, including the 1987 crash. Economic stimulus is in the pipeline, and the Fed appears to be ready to do whatever is necessary to rescue the economy. This is extremely positive news for stocks. Second, fiscal policy is supportive. A short-term increase in government spending, including defense, rebuilding costs, and transportation bailouts, should stimulate the economy while offsetting any slowdown in consumer spending, which should benefit from the phase-in of the tax-cuts passed last year. Next, investor sentiment has improved and stock valuations are increasingly attractive across many market sectors. Going forward, we believe that stock price advances will more closely track the growth in earnings of their underlying companies. Monitoring and assessing the earnings capability of individual companies is what we will continue to focus on.

Q:   Can we expect a resumption of positive returns, in your opinion?

A: 2001 marked the second consecutive year of negative returns in the market. Historically, it has been unusual to have a third year of negative returns. However, due to the unprecedented stretching of valuations and the speculative capital cycle of the late 1990s, we have to entertain the possibility of another down year for the market. There are certainly external events that might occur in the next year that we just can't anticipate, but for an equity investor with a three- to five-year time horizon, we believe the outlook is promising.

     Successful investment comes from properly assessing risks and rewards, and from maintaining a long-term investment horizon. The rewards from equities may not approach the tremendous returns of the last 20 years, but we believe that, over that timeframe, they will outperform most other asset classes, as they have done historically.

     With Tax-Managed Growth Portfolio, we will strive to meet our fellow shareholders' expectations with a fundamentally driven, broadly diversified, "no unnecessary risks" strategy. We believe this will serve taxable investors well in the future as it has in the past. As always, our team here wishes to thank shareholders for their continued participation in Tax-Managed Growth, and we look forward to working for them again in the coming year.

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 as of December 31, 2001

[GRAPH]

    TAX-MANAGED GROWTH 1.1-A
       Inception: 3/28/96

                 FUND        FUND         S&P
               VALUE AT   VALUE WITH      500
 DATE            NAV     SALES CHARGE    INDEX
 3/31/1996      10,000      10,000      10,000
 4/30/1996      10,282       9,687      10,147
 5/31/1996      10,503       9,896      10,409
 6/30/1996      10,543       9,934      10,448
 7/31/1996      10,050       9,469       9,987
 8/31/1996      10,342       9,744      10,198
 9/30/1996      10,956      10,322      10,771
10/31/1996      11,237      10,588      11,068
11/30/1996      12,042      11,346      11,904
12/31/1996      11,831      11,147      11,668
 1/31/1997      12,525      11,801      12,397
 2/28/1997      12,435      11,716      12,494
 3/31/1997      12,052      11,355      11,982
 4/30/1997      12,676      11,943      12,696
 5/31/1997      13,471      12,692      13,469
 6/30/1997      14,090      13,275      14,072
 7/31/1997      15,227      14,346      15,191
 8/31/1997      14,583      13,739      14,341
 9/30/1997      15,378      14,489      15,126
10/31/1997      14,816      13,959      14,621
11/30/1997      15,250      14,368      15,297
12/31/1997      15,644      14,739      15,560
 1/31/1998      15,704      14,796      15,732
 2/28/1998      16,956      15,975      16,866
 3/31/1998      17,773      16,746      17,729
 4/30/1998      18,076      17,031      17,907
 5/31/1998      17,521      16,508      17,600
 6/30/1998      18,187      17,135      18,314
 7/31/1998      17,773      16,746      18,119
 8/31/1998      15,179      14,302      15,502
 9/30/1998      16,169      15,234      16,495
10/31/1998      17,309      16,308      17,836
11/30/1998      18,207      17,154      18,917
12/31/1998      19,620      18,486      20,006
 1/31/1999      20,195      19,028      20,842
 2/28/1999      19,610      18,476      20,195
 3/31/1999      20,195      19,028      21,002
 4/30/1999      20,751      19,551      21,816
 5/31/1999      20,337      19,161      21,301
 6/30/1999      21,336      20,102      22,482
 7/31/1999      20,599      19,408      21,781
 8/31/1999      20,347      19,170      21,673
 9/30/1999      19,691      18,552      21,080
10/31/1999      20,912      19,703      22,413
11/30/1999      21,427      20,188      22,869
12/31/1999      22,961      21,633      24,215
 1/31/2000      22,184      20,901      22,998
 2/29/2000      22,658      21,348      22,564
 3/31/2000      24,313      22,908      24,769
 4/30/2000      23,910      22,527      24,025
 5/31/2000      23,486      22,128      23,531
 6/30/2000      24,162      22,765      24,112
 7/31/2000      23,758      22,385      23,735
 8/31/2000      25,323      23,858      25,208
 9/30/2000      24,535      23,117      23,878
10/31/2000      24,576      23,155      23,777
11/30/2000      22,931      21,605      21,903
12/31/2000      23,657      22,289      22,011
 1/31/2001      23,950      22,565      22,791
 2/28/2001      22,335      21,044      20,715
 3/31/2001      20,952      19,741      19,403
 4/30/2001      22,345      21,053      20,910
 5/31/2001      22,618      21,310      21,050
 6/30/2001      22,113      20,835      20,538
 7/31/2001      21,891      20,625      20,336
 8/31/2001      20,821      19,617      19,064
 9/30/2001      19,075      17,972      17,524
10/31/2001      19,328      18,210      17,859
11/30/2001      20,852      19,646      19,228
12/31/2001      21,296      20,064      19,397

[GRAPH]

    TAX-MANAGED GROWTH 1.1-B
       Inception: 3/28/96

                         FUND       FUND          S&P
                       VALUE AT   VALUE WITH      500
   DATE                  NAV     SALES CHARGE    INDEX
 3/31/1996              10,000      10,000      10,000
 4/30/1996              10,272      10,272      10,147
 5/31/1996              10,503      10,503      10,409
 6/30/1996              10,543      10,543      10,448
 7/31/1996              10,040      10,040       9,987
 8/31/1996              10,332      10,332      10,198
 9/30/1996              10,936      10,936      10,771
10/31/1996              11,217      11,217      11,068
11/30/1996              12,002      12,002      11,904
12/31/1996              11,781      11,781      11,668
 1/31/1997              12,465      12,465      12,397
 2/28/1997              12,374      12,374      12,494
 3/31/1997              11,992      11,992      11,982
 4/30/1997              12,596      12,596      12,696
 5/31/1997              13,360      13,360      13,469
 6/30/1997              13,954      13,954      14,072
 7/31/1997              15,060      15,060      15,191
 8/31/1997              14,417      14,417      14,341
 9/30/1997              15,191      15,191      15,126
10/31/1997              14,638      14,638      14,621
11/30/1997              15,060      15,060      15,297
12/31/1997              15,433      15,433      15,560
 1/31/1998              15,483      15,483      15,732
 2/28/1998              16,700      16,700      16,866
 3/31/1998              17,495      17,495      17,729
 4/30/1998              17,787      17,787      17,907
 5/31/1998              17,233      17,233      17,600
 6/30/1998              17,877      17,877      18,314
 7/31/1998              17,455      17,455      18,119
 8/31/1998              14,909      14,909      15,502
 9/30/1998              15,855      15,855      16,495
10/31/1998              16,972      16,972      17,836
11/30/1998              17,847      17,847      18,917
12/31/1998              19,215      19,215      20,006
 1/31/1999              19,759      19,759      20,842
 2/28/1999              19,185      19,185      20,195
 3/31/1999              19,748      19,748      21,002
 4/30/1999              20,272      20,272      21,816
 5/31/1999              19,869      19,869      21,301
 6/30/1999              20,815      20,815      22,482
 7/31/1999              20,091      20,091      21,781
 8/31/1999              19,829      19,829      21,673
 9/30/1999              19,185      19,185      21,080
10/31/1999              20,362      20,362      22,413
11/30/1999              20,845      20,845      22,869
12/31/1999              22,324      22,324      24,215
 1/31/2000              21,549      21,549      22,998
 2/29/2000              22,002      22,002      22,564
 3/31/2000              23,592      23,592      24,769
 4/30/2000              23,179      23,179      24,025
 5/31/2000              22,757      22,757      23,531
 6/30/2000              23,400      23,400      24,112
 7/31/2000              22,988      22,988      23,735
 8/31/2000              24,497      24,497      25,208
 9/30/2000              23,712      23,712      23,878
10/31/2000              23,742      23,742      23,777
11/30/2000              22,143      22,143      21,903
12/31/2000              22,827      22,827      22,011
 1/31/2001              23,089      23,089      22,791
 2/28/2001              21,529      21,529      20,715
 3/31/2001              20,181      20,181      19,403
 4/30/2001              21,509      21,509      20,910
 5/31/2001              21,761      21,761      21,050
 6/30/2001              21,268      21,268      20,538
 7/31/2001              21,036      21,036      20,336
 8/31/2001              19,990      19,990      19,064
 9/30/2001              18,300      18,300      17,524
10/31/2001              18,541      18,541      17,859
11/30/2001              19,980      19,980      19,228
12/31/2001              20,392      20,392      19,397
                       Less 1%         100
                                    ------
12/31/2001                          20,292

PERFORMANCE+                                           CLASS A      CLASS B    CLASS C    CLASS I    CLASS S
------------                                           -------      -------    -------    -------    -------
Average Annual Total Returns (at net asset value)
One Year                                                 -9.98%      -10.67%    -10.73%     -9.35%     -9.88%
Five Years                                               12.47        11.60      11.46       N.A.       N.A.
Life of Fund++                                           13.90        13.05      13.07      -0.04       1.00

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                -15.16%      -15.13%    -11.63%     -9.35%     -9.88%
Five Years                                               11.15        11.34      11.46       N.A.       N.A.
Life of Fund++                                           12.74        12.95      13.07      -0.04       1.00

----------
++Inception Dates - Class A and Class B: 3/28/96; Class C:8/2/96; Class I:
7/2/99; Class S: 5/14/99

*Source: Lipper Inc.; TowersData, Bethesda, MD. Investment operations commenced 3/28/96. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

The charts compare the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the charts represent the total returns of $10,000 hypothetical investments in Class A or Class B of the Fund and in the S&P 500 Index. An investment in the Fund's Class C shares on 8/2/96 at net asset value would have grown to $19,460 on December 31, 2001. An investment in the Fund's Class I shares on 7/2/99 at net asset value would have decreased to $9,990 on December 31, 2001. An investment in the Fund's Class S shares on 5/14/99 at net asset value would have grown to $10,267 on December 31, 2001. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class I and Class S shares generally do not have a sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

AFTER-TAX PERFORMANCE AS OF DECEMBER 31, 2001

The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's returns.

Average Annual Total Returns
(For the periods ended December 31, 2001)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                   -9.98%            12.47%        13.90%
  Return After Taxes on Distributions                   -9.98%            12.45%        13.88%
  Return After Taxes on Distributions                   -6.08%            10.38%        11.70%
  and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                  -15.16%            11.15%        12.74%
  Return After Taxes on Distributions                  -15.16%            11.12%        12.71%
  Return After Taxes on Distributions                   -9.23%             9.24%        10.69%
  and Sale of Fund Shares

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                  -10.67%            11.60%        13.05%
  Return After Taxes on Distributions                  -10.67%            11.60%        13.05%
  Return After Taxes on Distributions                   -6.50%             9.65%        10.97%
  and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                  -15.13%            11.34%        12.95%
  Return After Taxes on Distributions                  -15.13%            11.34%        12.95%
  Return After Taxes on Distributions                   -9.22%             9.42%        10.89%
  and Sale of Fund Shares

Average Annual Total Returns
(For the periods ended December 31, 2001)


RETURNS AT NET ASSET VALUE (NAV) (CLASS C)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                  -10.73%            11.46%        13.07%
  Return After Taxes on Distributions                  -10.73%            11.46%        13.07%
  Return After Taxes on Distributions                   -6.54%             9.53%        10.96%
  and Sale of Fund Shares

  RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                  -11.63%            11.46%        13.07%
  Return After Taxes on Distributions                  -11.63%            11.46%        13.07%
  Return After Taxes on Distributions                   -7.08%             9.53%        10.96%
  and Sale of Fund Shares

  RETURNS AT NET ASSET VALUE (NAV) (CLASS I)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                   -9.35%              N.A.        -0.04%
  Return After Taxes on Distributions                   -9.35%              N.A.        -0.04%
  Return After Taxes on Distributions                   -5.69%              N.A.        -0.03%
  and Sale of Fund Shares

RETURNS AT NET ASSET VALUE (NAV)(CLASS S)
                                                      ONE YEAR        FIVE YEARS        LIFE OF FUND
  Return Before Taxes                                   -9.88%              N.A.        1.00%
  Return After Taxes on Distributions                   -9.88%              N.A.        1.00%
  Return After Taxes on Distributions                   -6.02%              N.A.        0.81%
  and Sale of Fund Shares

Class A and Class B commenced operations on 3/28/96; Class C on 8/2/96; Class I on 7/2/99, and Class S on 5/14/99. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
--------------------------------------------------------------
Investment in Tax-Managed Growth Portfolio, at
   value (identified cost, $4,905,005,784)      $6,195,833,206
Receivable for Fund shares sold                      5,115,498
--------------------------------------------------------------
TOTAL ASSETS                                    $6,200,948,704
--------------------------------------------------------------
Liabilities
--------------------------------------------------------------
Payable for Fund shares redeemed                $   14,198,201
Payable to affiliate for distribution and
   service fees                                        169,889
Payable to affiliate for Trustees' fees                  1,048
Accrued expenses                                     1,321,274
--------------------------------------------------------------
TOTAL LIABILITIES                               $   15,690,412
--------------------------------------------------------------
NET ASSETS                                      $6,185,258,292
--------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------
Paid-in capital                                 $5,158,878,401
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)     (264,447,252)
Accumulated net investment loss                           (279)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)    1,290,827,422
--------------------------------------------------------------
TOTAL                                           $6,185,258,292
--------------------------------------------------------------
Class A Shares
--------------------------------------------------------------
NET ASSETS                                      $1,526,735,140
SHARES OUTSTANDING                                  72,370,171
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)          $        21.10
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $21.10)            $        22.39
--------------------------------------------------------------
Class B Shares
--------------------------------------------------------------
NET ASSETS                                      $3,381,102,905
SHARES OUTSTANDING                                 166,790,226
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)          $        20.27
--------------------------------------------------------------
Class C Shares
--------------------------------------------------------------
NET ASSETS                                      $1,228,898,607
SHARES OUTSTANDING                                  63,150,169
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)          $        19.46
--------------------------------------------------------------
Class I Shares
--------------------------------------------------------------
NET ASSETS                                      $      719,510
SHARES OUTSTANDING                                      72,036
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)          $         9.99
--------------------------------------------------------------
Class S Shares
--------------------------------------------------------------
NET ASSETS                                      $   47,802,130
SHARES OUTSTANDING                                   2,260,470
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)          $        21.15
--------------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
-------------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $400,757)             $  64,941,688
Interest allocated from Portfolio                   5,854,840
Expenses allocated from Portfolio                 (29,103,133)
-------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO            $  41,693,395
-------------------------------------------------------------

Expenses
-------------------------------------------------------------
Trustees' fees and expenses                     $       3,390
Distribution and service fees
   Class A                                          3,996,290
   Class B                                         35,863,425
   Class C                                         13,009,599
   Class S                                            100,760
Transfer and dividend disbursing agent fees         4,503,340
Printing and postage                                  543,556
Registration fees                                     159,692
Custodian fee                                          31,257
Legal and accounting services                          22,206
Amortization of organization expenses                  10,447
Miscellaneous                                       1,065,890
-------------------------------------------------------------
TOTAL EXPENSES                                  $  59,309,852
-------------------------------------------------------------

NET INVESTMENT LOSS                             $ (17,616,457)
-------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost
      basis)                                    $(306,388,436)
   Securities sold short                           18,382,621
   Foreign currency transactions                           88
-------------------------------------------------------------
NET REALIZED LOSS                               $(288,005,727)
-------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)          $(462,555,975)
   Securities sold short                          (17,510,878)
   Foreign currency                                      (286)
-------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                               $(480,067,139)
-------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                $(768,072,866)
-------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS      $(785,689,323)
-------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (17,616,457) $     (14,540,132)
   Net realized loss                           (288,005,727)       (76,604,183)
   Net change in unrealized
      appreciation (depreciation)              (480,067,139)       229,863,220
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $    (785,689,323) $     138,718,905
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     308,737,223  $     500,304,307
      Class B                                   338,436,109        773,600,613
      Class C                                   211,153,206        399,411,831
      Class I                                       695,290            604,569
   Cost of shares redeemed
      Class A                                  (298,981,698)      (244,521,628)
      Class B                                  (468,391,271)      (361,270,148)
      Class C                                  (209,186,876)      (145,321,463)
      Class I                                      (368,870)          (201,652)
      Class S                                    (3,121,652)        (1,168,443)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $    (121,028,539) $     921,437,986
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $    (906,717,862) $   1,060,156,891
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $   7,091,976,154  $   6,031,819,263
------------------------------------------------------------------------------
AT END OF YEAR                            $   6,185,258,292  $   7,091,976,154
------------------------------------------------------------------------------

Accumulated net investment
loss included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $            (279) $              --
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS A
                                  ----------------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------    PERIOD ENDED
                                    2001(1)        2000(1)        1999(1)      DECEMBER 31, 1998(1)(2)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $   23.440     $   22.750     $   19.440                $ 17.150
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income             $    0.062     $    0.083     $    0.101                $  0.017
Net realized and unrealized
   gain (loss)                        (2.402)         0.607          3.209                   2.273
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $   (2.340)    $    0.690     $    3.310                $  2.290
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $   21.100     $   23.440     $   22.750                $ 19.440
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        (9.98)%         3.03%         17.03%                  13.35%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $1,526,735     $1,698,289     $1,401,591                $852,967
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          0.79%          0.77%          0.68%                   0.62%(5)
   Net investment income                0.29%          0.35%          0.49%                   0.56%(5)
Portfolio Turnover of the
   Portfolio                              18%            13%            11%                      3%
--------------------------------------------------------------------------------------------------------------

                                        CLASS A
                                -----------------------

                                YEAR ENDED
                                OCTOBER 31, 1998(1)
------------------------------
Net asset value -- Beginning
   of year                             $ 14.680
------------------------------
Income (loss) from operations
------------------------------
Net investment income                  $  0.099
Net realized and unrealized
   gain (loss)                            2.371
------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  2.470
------------------------------
NET ASSET VALUE -- END OF YEAR         $ 17.150
------------------------------
TOTAL RETURN(3)                           16.83%
------------------------------
Ratios/Supplemental Data
------------------------------
Net assets, end of year (000's
   omitted)                            $689,283
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             0.67%
   Net investment income                   0.59%
Portfolio Turnover of the
   Portfolio                                 12%
------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2)  For the two-month period ended December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS B
                                  ----------------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------    PERIOD ENDED
                                    2001(1)        2000(1)        1999(1)      DECEMBER 31, 1998(1)(2)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $   22.690     $   22.190     $   19.100               $   16.870
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment loss               $   (0.095)    $   (0.092)    $   (0.055)              $   (0.005)
Net realized and unrealized
   gain (loss)                        (2.325)         0.592          3.145                    2.235
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $   (2.420)    $    0.500     $    3.090               $    2.230
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $   20.270     $   22.690     $   22.190               $   19.100
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       (10.67)%         2.25%         16.18%                   13.22%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $3,381,103     $3,951,916     $3,465,441               $2,196,794
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          1.54%          1.53%          1.45%                    1.37%(5)
   Net investment loss                 (0.46)%        (0.40)%        (0.28)%                  (0.18)%(5)
Portfolio Turnover of the
   Portfolio                              18%            13%            11%                       3%
--------------------------------------------------------------------------------------------------------------

                                        CLASS B
                                -----------------------

                                YEAR ENDED
                                OCTOBER 31, 1998(1)
------------------------------
Net asset value -- Beginning
   of year                            $   14.550
------------------------------
Income (loss) from operations
------------------------------
Net investment loss                   $   (0.027)
Net realized and unrealized
   gain (loss)                             2.347
------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $    2.320
------------------------------
NET ASSET VALUE -- END OF YEAR        $   16.870
------------------------------
TOTAL RETURN(3)                            15.95%
------------------------------
Ratios/Supplemental Data
------------------------------
Net assets, end of year (000's
   omitted)                           $1,801,720
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                              1.43%
   Net investment loss                     (0.16)%
Portfolio Turnover of the
   Portfolio                                  12%
------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2)  For the two-month period ended December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    CLASS C
                                  ----------------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                  -----------------------------------------    PERIOD ENDED
                                    2001(1)        2000(1)        1999(1)      DECEMBER 31, 1998(1)(2)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $   21.800     $   21.320     $   18.380                $ 16.240
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment loss               $   (0.092)    $   (0.091)    $   (0.074)               $ (0.011)
Net realized and unrealized
   gain (loss)                        (2.248)         0.571          3.014                   2.151
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $   (2.340)    $    0.480     $    2.940                $  2.140
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $   19.460     $   21.800     $   21.320                $ 18.380
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       (10.73)%         2.25%         16.00%                  13.18%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $1,228,899     $1,384,535     $1,108,513                $647,241
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                          1.54%          1.54%          1.56%                   1.55%(5)
   Net investment loss                 (0.46)%        (0.41)%        (0.39)%                 (0.37)%(5)
Portfolio Turnover of the
   Portfolio                              18%            13%            11%                      3%
--------------------------------------------------------------------------------------------------------------

                                        CLASS C
                                -----------------------

                                YEAR ENDED
                                OCTOBER 31, 1998(1)
------------------------------
Net asset value -- Beginning
   of year                             $ 14.030
------------------------------
Income (loss) from operations
------------------------------
Net investment loss                    $ (0.053)
Net realized and unrealized
   gain (loss)                            2.263
------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  2.210
------------------------------
NET ASSET VALUE -- END OF YEAR         $ 16.240
------------------------------
TOTAL RETURN(3)                           15.75%
------------------------------
Ratios/Supplemental Data
------------------------------
Net assets, end of year (000's
   omitted)                            $522,877
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.59%
   Net investment loss                    (0.33)%
Portfolio Turnover of the
   Portfolio                                 12%
------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2)  For the two-month period ended December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS I
                                  -------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
                                  --------------------------    PERIOD ENDED
                                    2001(1)        2000(1)      DECEMBER 31, 1999(1)(2)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.020        $10.670                  $10.000
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income               $ 0.055        $ 0.068                  $ 0.031
Net realized and unrealized
   gain (loss)                       (1.085)         0.282                    0.639
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(1.030)       $ 0.350                  $ 0.670
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.990        $11.020                  $10.670
-----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       (9.35)%         3.28%                    6.70%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   720        $   438                  $    58
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         0.54%          0.54%                    0.55%(5)
   Net investment income               0.55%          0.61%                    0.66%(5)
Portfolio Turnover of the
   Portfolio                             18%            13%                      11%
-----------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, July 2, 1999 to December 31, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS S
                                  -------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
                                  --------------------------    PERIOD ENDED
                                    2001(1)        2000(1)      DECEMBER 31, 1999(1)(2)
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $23.470        $22.750                  $21.000
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income               $ 0.090        $ 0.107                  $ 0.067
Net realized and unrealized
   gain (loss)                       (2.410)         0.613                    1.683
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.320)       $ 0.720                  $ 1.750
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $21.150        $23.470                  $22.750
-----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       (9.88)%         3.16%                    8.33%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $47,802        $56,798                  $56,217
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         0.66%          0.67%                    0.66%(5)
   Net investment income               0.42%          0.45%                    0.51%(5)
Portfolio Turnover of the
   Portfolio                             18%            13%                      11%
-----------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, May 14, 1999 to December 31, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Tax-Managed Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Growth Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has five classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class S shares were issued in connection with the acquisition of a private investment company and are exempt from registration under the Securities Act of 1933. Class S shares may be subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (33.8 % at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $207,757,642 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2009 ($149,086,026), December 31, 2007 ($25,656,203) and October 31, 2006 ($28,018,413). At
   December 31,2001, net currency losses of $279, attributable to security transactions occurred after October 31,2001, are treated as arising on the first day of the Fund's net taxable year.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 E Other -- Investment transactions are accounted for on a trade-date basis.
   Dividends to shareholders are recorded on the ex-dividend date.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to distribute annually (normally in December) substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute annually all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS A                                       2001          2000
    --------------------------------------------------------------------
    Sales                                      14,284,905    21,276,320
    Redemptions                               (14,355,963)  (10,444,055)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (71,058)   10,832,265
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS B                                       2001          2000
    --------------------------------------------------------------------
    Sales                                      16,085,157    33,877,085
    Redemptions                               (23,441,451)  (15,910,458)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                    (7,356,294)   17,966,627
    --------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              --------------------------
    CLASS C                                       2001          2000
    --------------------------------------------------------------------
    Sales                                      10,291,902    18,190,487
    Redemptions                               (10,660,187)   (6,676,297)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (368,285)   11,514,190
    --------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS I                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        67,966       53,440
    Redemptions                                 (35,666)     (19,103)
    ------------------------------------------------------------------
    NET INCREASE                                 32,300       34,337
    ------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,
                                              -------------------------
    CLASS S                                       2001         2000
    -------------------------------------------------------------------
    Redemptions                                 (159,751)     (50,781)
    -------------------------------------------------------------------
    NET DECREASE                                (159,751)     (50,781)
    -------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research, a subsidiary of EVM, to render investment advisory services. See
   Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $870,025 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2001.

   Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

5 Distribution and Service Plan
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $26,897,655 and $9,757,199 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2001, representing 0.75% (annualized) of the average daily net assets for Class B and

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   Class C shares. At December 31, 2001, the amount of Uncovered Distribution Charges EVD calculated under the Plan were approximately $113,400,000 and $87,180,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2001 amounted to $3,996,290, $8,965,770, and $3,252,400 for Class A, Class B, and Class C
   shares, respectively.

   Pursuant to a servicing agreement, the Fund will make service fee payments in the amount of 0.20% (annualized) of the value of Class S shares to EVD, one half of which is paid to a subagent commencing in the thirteenth month after the issuance of Class S shares. The Fund paid or accrued service fees to or payable to EVD for the year ended December 31, 2001 in the amount of $100,760.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) is generally imposed on any redemption of Class B shares made within six years of purchase, on any redemption of Class C shares made within one year of purchase and on any redemption of Class S shares made within two years of issuance. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase or issuance. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. Class S shares will be subject to a 1% CDSC if redeemed within one year of issuance and a 0.50% CDSC if redeemed during the second year after issuance. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note
   5). CDSC charges assessed on Class B and Class C shares received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $8,832,000 and $147,636 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $883,417,708 and $1,035,468,379, respectively, for the year ended
   December 31, 2001.

8 Name Change
-------------------------------------------
   Effective March 1, 2001, Eaton Vance Tax-Managed Growth Fund changed its name to Eaton Vance Tax-Managed Growth Fund 1.1.

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED GROWTH FUND 1.1:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 (one of the series constituting Eaton Vance Mutual Funds Trust) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2001, the two-month period ended December 31, 1998 and for each of the two years in the period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.1 at December 31, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2002

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 97.6%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Aerospace and Defense -- 1.5%
--------------------------------------------------------------------------
Boeing Company (The)                            361,794    $    14,030,371
Boeing Company (The)(1)(2)                      250,000          9,689,547
Boeing Company (The)(1)(2)                      200,000          7,752,122
General Dynamics Corp.                        1,505,000        119,858,200
Honeywell International, Inc.                   292,998          9,909,192
Northrop Grumman Corp.                          833,164         83,991,263
Raytheon Co., Class B                           313,564         10,181,423
Rockwell Collins, Inc.                          203,032          3,959,124
United Technologies Corp.                       291,354         18,830,209
--------------------------------------------------------------------------
                                                           $   278,201,451
--------------------------------------------------------------------------
Air Freight and Couriers -- 1.5%
--------------------------------------------------------------------------
FedEx Corp.(3)                                1,631,578    $    84,646,267
Fedex Corp.(1)(2)(3)                             75,000          3,887,141
United Parcel Service, Inc., Class B          3,295,388        179,598,646
--------------------------------------------------------------------------
                                                           $   268,132,054
--------------------------------------------------------------------------
Airlines -- 0.0%
--------------------------------------------------------------------------
Southwest Airlines Co.                           52,000    $       960,960
--------------------------------------------------------------------------
                                                           $       960,960
--------------------------------------------------------------------------
Auto Components -- 0.2%
--------------------------------------------------------------------------
Aftermarket Technology Corp.(3)                  46,000    $       745,200
Arvinmeritor, Inc.                               53,849          1,057,594
Borg-Warner Automotive, Inc.                    230,270         12,031,607
Dana Corp.                                       46,137            640,382
Delphi Automotive Systems                         6,128             83,708
Federal Signal Corp.                            283,471          6,312,899
Johnson Controls                                240,591         19,427,723
TRW, Inc.                                         2,000             74,080
Visteon Corp.                                    15,135            227,630
--------------------------------------------------------------------------
                                                           $    40,600,823
--------------------------------------------------------------------------
Automobiles -- 0.1%
--------------------------------------------------------------------------
DaimlerChrysler                                  19,952    $       831,400
Ford Motor Co.                                  179,556          2,822,620
General Motors Corp.                             13,596            660,766
Harley-Davidson, Inc.                           114,700          6,229,357
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Automobiles (continued)
--------------------------------------------------------------------------
Honda Motor Co. Ltd. ADR                          5,000    $       407,550
--------------------------------------------------------------------------
                                                           $    10,951,693
--------------------------------------------------------------------------
Banks -- 7.0%
--------------------------------------------------------------------------
AmSouth Bancorporation                        1,251,949    $    23,661,836
Associated Banc-Corp.                           624,922         22,053,497
Bank of America Corp.                         1,717,799        108,135,447
Bank of Granite Corp.                            22,500            444,825
Bank of Montreal                                273,104          6,207,654
Bank of New York Co., Inc. (The)                477,978         19,501,502
Bank One Corp.                                1,251,649         48,876,893
Banknorth Group, Inc.                            65,720          1,480,014
BB&T Corp.                                    1,016,764         36,715,348
Charter One Financial, Inc.                     544,901         14,794,062
City National Corp.                             130,000          6,090,500
Colonial Bancgroup, Inc. (The)                  396,090          5,580,908
Comerica, Inc.                                  222,464         12,747,187
Commerce Bancshares, Inc.                       206,545          8,053,190
Community First Bancshares, Inc.                418,000         10,738,420
Compass Bancshares, Inc.                        306,668          8,678,704
Credit Suisse Group                              55,136          2,352,292
Fifth Third Bancorp                             772,018         47,347,864
Fifth Third Bancorp(1)(2)                        81,626          5,001,158
First Citizens BancShares, Inc.                  65,900          6,441,725
First Financial Bancorp.                         51,122            902,303
First Midwest Bancorp, Inc.                     573,661         16,745,165
First Midwest Bancorp, Inc.(1)(2)                65,612          1,914,017
First Midwest Bancorp, Inc.(1)(2)               176,056          5,133,978
First Tennessee National Corp.                   30,912          1,120,869
FleetBoston Financial Corp.                     631,350         23,044,275
Golden West Financial Corp.                     121,800          7,167,930
GreenPoint Financial Corp.                      120,983          4,325,142
Greenpoint Financial Corp.(1)(2)                200,000          7,145,531
GreenPoint Financial Corp.(1)(2)                300,000         10,717,627
Hibernia Corp., Class A                         165,893          2,951,236
Huntington Bancshares, Inc.                     518,842          8,918,894
Investors Financial Services Corp.              205,701         13,619,463
Investors Financial Services Corp.(1)(2)         32,000          2,117,396
Keycorp                                         552,835         13,456,004
M&T Bank Corp.                                   33,977          2,475,224
Marshall and Ilsley Corp.                        92,887          5,877,889
Mellon Financial Corp.                          206,912          7,784,029

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Banks (continued)
--------------------------------------------------------------------------
Mellon Financial Corp.(1)(2)                     15,000    $       564,018
National City Corp.                             567,618         16,597,150
National Commerce Financial Corp.             1,113,055         28,160,291
Northern Trust Corp.                          1,451,188         87,390,541
Pacific Century Financial Corp.                  49,425          1,279,613
PNC Financial Services Group, Inc.              171,634          9,645,831
Popular, Inc.                                       716             20,821
Regions Financial Corp.                       1,375,042         41,168,757
Royal Bank of Canada                            368,444         12,000,221
Royal Bank of Scotland Group PLC                 52,322          1,271,994
Royal Bank of Scotland Group PLC
(A.V.S.)(3)                                      50,837             58,210
S&T Bancorp, Inc.                               100,000          2,428,000
Societe Generale, Class A                       809,647         45,298,997
SouthTrust Corp.                                332,978          8,214,567
Southwest Bancorporation of Texas,
Inc.(3)                                         215,601          6,526,242
Southwest Bancorporation of Texas,
Inc.(1)(2)(3)                                   600,000         18,150,649
Sovereign Bancorporation, Inc.                  442,584          5,417,228
SunTrust Banks, Inc.                            311,574         19,535,690
Synovus Financial                             1,002,233         25,105,937
TCF Financial Corp.                             512,000         24,565,760
U.S. Bancorp                                  4,083,706         85,471,967
Union Planters Corp.                            408,979         18,457,222
Valley National Bancorp.                        323,780         10,668,551
Wachovia Corp.                                1,497,451         46,960,063
Washington Mutual, Inc.                       2,327,799         76,119,027
Wells Fargo & Co.                             2,972,457        129,153,257
Westamerica Bancorporation                      266,506         10,545,642
Whitney Holding Corp.                           245,252         10,754,300
Zions Bancorporation                            227,671         11,970,941
--------------------------------------------------------------------------
                                                           $ 1,283,821,485
--------------------------------------------------------------------------
Beverages -- 3.0%
--------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                     2,291,559    $   103,601,382
Coca-Cola Company (The)                       3,068,681        144,688,309
Coca-Cola Enterprises, Inc.                     384,724          7,286,673
Panamerican Beverages, Inc., Class A             80,000          1,188,800
PepsiCo, Inc.                                 6,033,757        293,783,628
--------------------------------------------------------------------------
                                                           $   550,548,792
--------------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Biotechnology -- 2.1%
--------------------------------------------------------------------------
Amgen, Inc.(3)                                3,822,612    $   215,748,221
Celera Genomics Group - Applera Corp.(3)         47,100          1,257,099
Genzyme Corp.(3)                              1,616,207         96,746,151
Genzyme Corp.(1)(2)(3)                            9,605            574,385
Genzyme Corporation - Genzyme Biosurgery
Division(3)                                      86,784            460,823
Gilead Sciences, Inc.(3)                         38,745          2,546,321
Incyte Genomics, Inc.(3)                      1,145,302         22,264,671
Invitrogen Corp.(3)                              37,645          2,331,355
Sepracor, Inc.(3)                               884,000         50,441,040
Vertex Pharmaceuticals, Inc.(3)                  83,000          2,040,970
--------------------------------------------------------------------------
                                                           $   394,411,036
--------------------------------------------------------------------------
Building Products -- 0.6%
--------------------------------------------------------------------------
American Standard Companies, Inc.(3)            258,251    $    17,620,466
American Standard Companies,
Inc.(1)(2)(3)                                    63,436          4,327,833
Masco Corp.                                   3,506,516         85,909,642
--------------------------------------------------------------------------
                                                           $   107,857,941
--------------------------------------------------------------------------
Chemicals -- 1.7%
--------------------------------------------------------------------------
Airgas, Inc.(3)                                 536,219    $     8,107,631
Arch Chemicals, Inc.                              4,950            114,840
Bayer AG ADR                                     40,000          1,271,448
Dow Chemical Co. (The)                          183,245          6,190,016
DuPont (E.I.) de Nemours & Co.                1,173,241         49,874,475
Eastman Chemical Co.                                148              5,775
Ecolab, Inc.                                  2,064,867         83,110,897
International Flavors & Fragrances, Inc.        148,101          4,400,081
MacDermid, Inc.                                  61,937          1,049,832
Monsanto Co.                                  2,990,100        101,065,380
Olin Corp.                                        9,900            159,786
PPG Industries, Inc.                             23,542          1,217,592
RPM, Inc.                                       470,138          6,798,195
Sigma Aldrich Corp.                             615,000         24,237,150
Solutia, Inc.                                    99,629          1,396,799
Syngenta AG ADR(3)                               10,030            106,318
Valspar Corp.                                   768,316         30,425,314
--------------------------------------------------------------------------
                                                           $   319,531,529
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Commercial Services and Supplies -- 5.1%
--------------------------------------------------------------------------
Allied Waste Industries, Inc.(3)              1,675,000    $    23,550,500
Apollo Group, Inc.(3)                             5,066            228,021
Arbitron, Inc.(3)                                36,200          1,236,230
Automatic Data Processing, Inc.               3,247,523        191,279,105
Avery Dennison Corp.                          1,432,004         80,951,186
Banta Corp.                                      42,341          1,249,906
BISYS Group, Inc. (The)(3)                      107,746          6,894,667
BISYS Group, Inc. (The)(1)(2)(3)                 12,500            799,472
BISYS Group, Inc. (The)(1)(2)(3)                 20,000          1,279,032
Block (H&R), Inc.                               732,354         32,736,224
Bowne & Co., Inc.                               172,640          2,209,792
Cendant Corp.(3)                                192,150          3,768,061
Century Business Services, Inc.(3)              400,000            920,000
Ceridian Corp.(3)                               181,858          3,409,837
Certegy Inc.(3)                                  42,862          1,466,738
Cintas Corp.                                  1,410,561         67,706,928
Concord EFS, Inc.(3)                            551,454         18,076,662
Consolidated Graphics, Inc.(3)                   70,215          1,351,639
CSG Systems International, Inc.(3)               41,116          1,663,142
Deluxe Corp.                                     80,675          3,354,466
Donnelley (R.R.) & Sons Co.                     200,521          5,953,468
DST Systems, Inc.(3)                          2,017,634        100,579,055
eFunds Corp.(3)                                  44,484            611,655
Equifax, Inc.                                    85,724          2,070,235
First Data Corp.                              2,227,384        174,738,275
Harland (John H.) Co.                            51,540          1,139,034
HON Industries, Inc.                          1,270,418         35,127,058
Imagistics International Inc.(3)                  6,222             76,842
IMS Health, Inc.                                498,012          9,716,214
Manpower, Inc.                                  112,000          3,775,520
Miller (Herman), Inc.                           577,903         13,673,185
Navigant Consulting, Inc.(3)                    496,795          2,732,372
Navigant International, Inc.(3)                  59,630            682,763
Newpark Resources, Inc.(3)                       96,537            762,642
Paychex, Inc.                                   929,490         32,392,727
Pitney Bowes, Inc.                               77,782          2,925,381
ProQuest Company(3)                             115,000          3,899,650
ServiceMaster Co.                               704,262          9,718,816
Spherion Corp.(3)                                90,000            878,400
Staff Leasing, Inc.                              78,125            198,437
Steelcase, Inc., Class A                        123,000          1,810,560
Sylvan Learning Systems, Inc.(3)                815,396         17,995,790
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Commercial Services and Supplies (continued)
--------------------------------------------------------------------------
Valassis Communications, Inc.(3)                775,000    $    27,605,500
Viad Corp.                                       40,314            954,636
Waste Management, Inc.                        1,399,736         44,665,576
Workflow Management, Inc.(3)                     79,507            379,248
--------------------------------------------------------------------------
                                                           $   939,194,647
--------------------------------------------------------------------------
Communications Equipment -- 1.5%
--------------------------------------------------------------------------
3Com Corp.(3)                                   873,949    $     5,575,795
ADC Telecommunications, Inc.(3)                 937,781          4,313,793
Advanced Fibre Communication, Inc.(3)            15,000            265,050
Alcatel S.A. ADR                                 43,728            723,698
Avaya, Inc.(3)                                   68,903            837,171
CIENA Corp.(3)                                  702,026         10,045,992
Cisco Systems, Inc.(3)                        5,430,799         98,351,770
Comverse Technology, Inc.(3)                    386,378          8,643,276
Corning, Inc.                                   705,943          6,297,012
Enterasys Networks, Inc.(3)                     989,660          8,758,491
JDS Uniphase Corp.(3)                           266,080          2,309,574
Lucent Technologies, Inc.                       954,951          6,006,642
Marconi PLC                                      23,088             14,015
McData Corp., Class A(3)                         23,016            563,892
Motorola, Inc.                                  551,445          8,282,704
Nokia Corp., Class A, ADR                     2,881,697         70,688,027
Nortel Networks Corp.                         2,131,110         15,983,325
Qualcomm, Inc.(3)                               344,112         17,377,656
Riverstone Networks, Inc.(3)                     46,005            763,683
Telefonaktiebolaget LM Ericsson, Class B
ADR                                           1,816,000          9,479,520
Tellabs, Inc.(3)                                338,790          5,068,298
--------------------------------------------------------------------------
                                                           $   280,349,384
--------------------------------------------------------------------------
Computers and Peripherals -- 3.2%
--------------------------------------------------------------------------
Compaq Computer Corp.                            82,245    $       802,711
Dell Computer Corp.(3)                        3,630,589         98,679,409
EMC Corp.(3)                                  1,075,543         14,455,298
Gateway, Inc.(3)                              1,149,407          9,241,232
Hewlett-Packard Co.                           1,991,489         40,905,184
International Business Machines Corp.         1,039,334        125,717,841
Lexmark International, Inc.(3)                4,536,940        267,679,460
Network Appliance, Inc.(3)                      488,000         10,672,560
Palm, Inc.(3)                                 1,304,605          5,061,867

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Computers and Peripherals (continued)
--------------------------------------------------------------------------
Sun Microsystems, Inc.(3)                       537,670    $     6,613,341
--------------------------------------------------------------------------
                                                           $   579,828,903
--------------------------------------------------------------------------
Construction and Engineering -- 0.1%
--------------------------------------------------------------------------
Dycom Industries(3)                             160,464    $     2,681,353
Jacobs Engineering Group, Inc.(3)               176,233         11,631,378
Salient 3 Communications, Inc., Class A          78,125             76,953
--------------------------------------------------------------------------
                                                           $    14,389,684
--------------------------------------------------------------------------
Construction Materials -- 0.1%
--------------------------------------------------------------------------
CRH PLC                                         329,450    $     5,806,873
Vulcan Materials Co.                            136,109          6,525,065
--------------------------------------------------------------------------
                                                           $    12,331,938
--------------------------------------------------------------------------
Containers and Packaging -- 0.1%
--------------------------------------------------------------------------
Bemis Co., Inc.                                 141,000    $     6,934,380
Caraustar Industries, Inc.                      264,862          1,835,494
Sealed Air Corp.(3)                             174,914          7,139,989
Sonoco Products Co.                             160,690          4,271,140
Temple Inland, Inc.                              12,632            716,613
--------------------------------------------------------------------------
                                                           $    20,897,616
--------------------------------------------------------------------------
Distributors -- 0.0%
--------------------------------------------------------------------------
MSC Industrial Direct Co.(3)                      5,000    $        98,750
--------------------------------------------------------------------------
                                                           $        98,750
--------------------------------------------------------------------------
Diversified Financials -- 5.7%
--------------------------------------------------------------------------
Affiliated Managers Group, Inc.(3)               13,680    $       964,166
American Express Co.                            969,588         34,604,596
ANC Rental Corp.(1)(3)                          689,786              6,898
Capital One Financial Corp.                     836,371         45,122,215
Citigroup                                     3,970,061        200,408,679
E*Trade Group, Inc.(3)                          288,290          2,954,972
Fannie Mae                                    1,006,357         80,005,381
Federated Investors, Inc.                     1,634,947         52,122,110
Finova Group, Inc.(3)                           175,587            107,108
FirstPlus Financial Group, Inc.(3)              120,000              9,600
Franklin Resources, Inc.                      1,896,536         66,890,825
Freddie Mac                                     498,106         32,576,132
Freddie Mac(1)(2)                                20,000          1,307,346
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Diversified Financials (continued)
--------------------------------------------------------------------------
Goldman Sachs Group, Inc.                         9,627    $       892,904
Household International, Inc.                 1,603,743         92,920,869
ING Groep NV ADR                                210,570          5,359,007
J.P. Morgan Chase & Co.                         421,490         15,321,162
Knight Trading Group, Inc.(3)                 1,750,000         19,285,000
Legg Mason, Inc.                                217,641         10,877,697
MBNA Corp.                                      131,157          4,616,726
MBNA Corp.(1)(2)                                113,797          3,998,444
Merrill Lynch & Co., Inc.(1)(2)                 150,000          7,812,625
Merrill Lynch & Co., Inc.                     1,676,195         87,363,283
Morgan Stanley Dean Witter & Co.              3,015,769        168,702,118
Nuveen (John) Co. (The), Class A                 75,000          4,011,000
Providian Financial Corp.                       893,096          3,170,491
Raymond James Financial, Inc.(1)(2)              70,000          2,481,924
Schwab (Charles) Corp.                          699,540         10,821,884
Schwab (Charles) Corp.(1)(2)                    133,650          2,063,844
State Street Corp.                              328,000         17,138,000
Stilwell Financial, Inc.                         95,458          2,598,367
T. Rowe Price Group, Inc.                       137,827          4,786,732
Ubs AG-Registered Foreign(3)                      9,183            459,150
USA Education, Inc.                             601,539         50,541,307
Waddell & Reed Financial, Inc., Class A         150,751          4,854,182
--------------------------------------------------------------------------
                                                           $ 1,037,156,744
--------------------------------------------------------------------------
Diversified Telecommunication -- 2.6%
--------------------------------------------------------------------------
Alltel Corp.                                  1,375,801    $    84,928,196
American Tower Corp., Class A(3)                 93,218            882,774
AT&T Corp.                                    1,181,497         21,432,356
BellSouth Corp.                               1,439,465         54,915,590
Broadwing, Inc.(3)                              764,587          7,263,577
Citizens Communications Co.(3)                   59,563            634,942
Deutsche Telekom AG ADR(3)                    1,616,197         27,313,734
Global Crossing Ltd.(3)                         124,289            104,403
ITC Deltacom, Inc.(3)                         1,118,041            972,696
McLeodUSA, Inc.(3)                            1,608,292            595,068
NTL, Inc.(3)                                    400,390            376,367
PTEK Holdings, Inc.(3)                           28,000             95,200
Qwest Communications International(3)            81,903          1,157,289
RSL Communications Ltd.(3)                      747,161              5,230
SBC Communications, Inc.                      4,236,990        165,962,898
Sprint Corp.                                  2,656,796         53,348,464
Talk America Holdings, Inc.(3)                  247,376            101,424

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Diversified Telecommunication (continued)
--------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. ADR             8,000    $       134,000
Verizon Communications, Inc.                    197,052          9,352,088
Williams Communications Group, Inc.(3)            4,086              9,602
Winstar Communications, Inc.(3)                  17,136                296
Worldcom, Inc. - MCI Group(3)                   105,035          1,333,945
WorldCom, Inc. - Worldcom Group(3)            2,799,665         39,419,283
--------------------------------------------------------------------------
                                                           $   470,339,422
--------------------------------------------------------------------------
Electric Utilities -- 0.3%
--------------------------------------------------------------------------
AES Corp.(3)                                     69,254    $     1,132,303
Ameren Corp.                                      5,000            211,500
American Electric Power, Inc.                       960             41,789
Dominion Resources, Inc.                        210,464         12,648,886
Duke Energy Corp.                                 9,234            362,527
Exelon Corp.                                    500,000         23,940,000
P G & E Corp.(3)                                 47,705            917,844
Teco Energy, Inc.                                40,000          1,049,600
TXU Corp.                                       250,196         11,796,741
Wisconsin Energy Corp.                            9,576            216,035
--------------------------------------------------------------------------
                                                           $    52,317,225
--------------------------------------------------------------------------
Electrical Equipment -- 0.3%
--------------------------------------------------------------------------
American Power Conversion Corp.(3)              436,671    $     6,314,263
Baldor Electric Co.                             149,060          3,115,354
Emerson Electric Co.                            522,858         29,855,192
Energizer Holdings, Inc.(3)                      92,626          1,764,525
Molex, Inc., Class A                            112,582          3,045,343
Rockwell International Corp.                    203,032          3,626,152
Tecumseh Products Co., Class A                  156,420          7,919,545
Thomas and Betts Corp.                          132,863          2,810,052
--------------------------------------------------------------------------
                                                           $    58,450,426
--------------------------------------------------------------------------
Electronic Equipment - Instruments -- 0.8%
--------------------------------------------------------------------------
Agilent Technologies, Inc.(3)                   517,438    $    14,752,157
Arrow Electronics, Inc.(3)                        8,750            261,625
Flextronics International Ltd.(3)               204,816          4,913,536
Jabil Circuit, Inc.(3)                        2,127,971         48,347,501
Millipore Corp.                                 101,440          6,157,408
PerkinElmer, Inc.                               300,081         10,508,837
Plexus Corp.(3)                                 132,189          3,510,940
Plexus Corp.(1)(2)(3)                            77,757          2,063,935
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Electronic Equipment - Instruments (continued)
--------------------------------------------------------------------------
Sanmina-SCI Corp.(3)                          1,186,972    $    23,620,743
Solectron Corp.(3)                            1,818,848         20,516,605
Teledyne Technologies, Inc.(3)                    6,117             99,646
Waters Corp.(3)                                 198,320          7,684,900
X-Rite, Inc.                                    428,000          3,642,280
--------------------------------------------------------------------------
                                                           $   146,080,113
--------------------------------------------------------------------------
Energy Equipment and Services -- 1.1%
--------------------------------------------------------------------------
Baker Hughes, Inc.                              977,604    $    35,653,218
Core Laboratories NV(3)                         205,000          2,874,100
Grant Prideco, Inc.(3)                          163,681          1,882,332
Halliburton Co.                                 504,383          6,607,417
Nabors Industries, Inc.(3)                      572,000         19,636,760
National-Oilwell, Inc.(3)                       641,199         13,215,111
National-Oilwell, Inc.(1)(2)(3)                  45,730            941,965
Noble Drilling, Inc.(3)                         170,000          5,786,800
Patterson-UTI Energy, Inc.(3)                   200,000          4,662,000
Schlumberger Ltd.                             1,455,913         80,002,419
Smith International, Inc.(3)                     70,000          3,753,400
Transocean Sedco Forex, Inc.                     73,657          2,491,080
Weatherford International(3)                    663,681         24,728,754
--------------------------------------------------------------------------
                                                           $   202,235,356
--------------------------------------------------------------------------
Food and Drug Retailing -- 1.9%
--------------------------------------------------------------------------
Albertson's, Inc.                             1,049,367    $    33,044,567
Casey's General Stores, Inc.                     91,201          1,358,895
CVS Corp.                                       961,153         28,450,129
Kroger Co. (The)(3)                           1,066,630         22,260,568
Safeway, Inc.(3)                              1,992,734         83,196,645
Sysco Corp.                                   5,842,567        153,192,107
Sysco Corp.(1)(2)                                44,744          1,172,528
Walgreen Co.                                    643,194         21,649,910
Winn-Dixie Stores, Inc.                         506,616          7,219,278
--------------------------------------------------------------------------
                                                           $   351,544,627
--------------------------------------------------------------------------
Food Products -- 2.3%
--------------------------------------------------------------------------
Archer-Daniels-Midland Co.                      234,652    $     3,367,256
Campbell Soup Co.                             1,243,047         37,129,814
Conagra Foods, Inc.                           1,544,015         36,701,237
Dean Foods Co.(3)                               128,072          8,734,510
Flowers Foods, Inc.(3)                           98,255          3,922,340

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Food Products (continued)
--------------------------------------------------------------------------
General Mills, Inc.                             254,545    $    13,238,885
Heinz (H.J.) Co.                                191,876          7,889,941
Hershey Foods Corp.                             744,421         50,397,302
Kellogg Co.                                     101,647          3,059,575
Kraft Foods, Inc.(3)                            387,000         13,169,610
McCormick & Co., Inc.                           458,870         19,258,774
Riviana Foods, Inc.                             250,000          4,437,500
Sara Lee Corp.                                3,092,508         68,746,453
Smithfield Foods, Inc.(3)                     4,207,530         92,733,961
Tyson Foods, Inc.                               405,548          4,684,079
Unilever ADR                                    400,000         23,044,000
Wrigley (Wm.) Jr. Co.                           441,026         22,655,506
--------------------------------------------------------------------------
                                                           $   413,170,743
--------------------------------------------------------------------------
Gas Utilities -- 0.6%
--------------------------------------------------------------------------
El Paso Corporation                             175,909    $     7,847,300
Enron Corp.                                      17,000             10,200
Kinder Morgan, Inc.(1)(2)                       500,000         27,829,337
Kinder Morgan, Inc.                           1,288,072         71,732,730
National Fuel Gas Co.                             4,000             98,800
--------------------------------------------------------------------------
                                                           $   107,518,367
--------------------------------------------------------------------------
Health Care Equipment and Supplies -- 2.5%
--------------------------------------------------------------------------
Applied Biosystems Group - Applera Corp.        444,800    $    17,467,296
Bausch & Lomb, Inc.                             145,054          5,462,734
Baxter International, Inc.                    3,262,710        174,979,137
Becton, Dickinson and Co.                       255,921          8,483,781
Biomet, Inc.                                    334,411         10,333,300
Biomet, Inc.(1)(2)                               76,929          2,374,749
Boston Scientific Corp.(3)                      544,685         13,137,802
Dentsply International, Inc.                     49,550          2,487,410
Edwards Lifesciences Corp.(3)                   295,714          8,170,578
Guidant Corp.(3)                                 54,616          2,719,877
Hillenbrand Industries, Inc.                    647,898         35,809,322
Lumenis Ltd.(3)                                 112,000          2,206,400
Medtronic, Inc.                               3,100,748        158,789,305
St. Jude Medical, Inc.(3)                         5,007            388,794
Steris Corp.(3)                                  56,377          1,030,008
VISX, Inc.(3)                                    50,000            662,500
Zimmer Holdings, Inc.(3)                        244,725          7,473,902
--------------------------------------------------------------------------
                                                           $   451,976,895
--------------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Health Care Providers and Services -- 1.9%
--------------------------------------------------------------------------
Andrx Group(3)                                   93,750    $     6,600,938
Andrx Group(1)(2)(3)                            300,000         21,108,478
Beverly Enterprises, Inc.(3)                    357,143          3,071,430
Cardinal Health, Inc.                         1,727,365        111,691,421
Cardinal Health, Inc.(1)(2)                      36,150          2,336,144
Caremark Rx, Inc.(3)                             17,696            288,622
CIGNA Corp.                                      11,236          1,041,015
Covance, Inc.(3)                                 58,750          1,333,625
Cybear Group(3)                                   2,326                768
FPA Medical Management, Inc.(1)(3)              315,000              3,150
HCA - The Healthcare Company                     53,310          2,054,567
Health Management Associates, Inc.,
Class A(3)                                    1,936,833         35,637,727
HealthSouth Corp.(3)                            314,854          4,666,136
IDX Systems Corp.(3)                             60,000            780,600
LabOne, Inc.(3)                                  53,940            830,676
McKesson HBOC, Inc.                              49,513          1,851,786
Orthodontic Centers of America, Inc.(3)         100,000          3,050,000
Pacificare Health Systems, Inc.,
Class A(3)                                       19,500            312,000
Parexel International Corp.(3)                   35,000            502,250
PhyCor, Inc.(3)                                 312,500             10,938
Quest Diagnostics, Inc.(3)                      481,250         34,510,438
Quintiles Transnational Corp.(3)                417,372          6,698,821
Renal Care Group, Inc.(3)                       371,007         11,909,325
Response Oncology, Inc.(3)                       44,761              2,462
Schein (Henry), Corp.(3)                      1,125,194         41,665,934
Schein (Henry), Corp.(1)(2)(3)                  147,354          5,453,790
Service Corp. International(3)                  145,389            725,491
Stewart Enterprises, Inc.(3)                    114,000            682,860
Sunrise Assisted Living, Inc.(3)                354,000         10,304,940
Synavant, Inc.(3)                                24,900             99,600
Tenet Healthcare Corp.(3)                       302,641         17,771,080
UnitedHealth Group, Inc.                         68,371          4,838,616
Ventiv Health, Inc.(3)                          160,833            588,649
Wellpoint Health Networks, Inc.(3)              200,000         23,370,000
--------------------------------------------------------------------------
                                                           $   355,794,277
--------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.2%
--------------------------------------------------------------------------
Brinker International, Inc.(3)                  582,237    $    17,327,373
Carnival Corp.                                   54,748          1,537,324
Carnival Corp.(1)(2)                            500,000         14,032,980

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Hotels, Restaurants and Leisure (continued)
--------------------------------------------------------------------------
CBRL Group, Inc.                                 62,047    $     1,826,664
Evans (Bob) Farms, Inc.                          51,662          1,269,335
International Game Technology(1)(2)(3)          100,000          6,826,585
International Speedway Corp., Class A           118,344          4,627,250
Jack in the Box, Inc.(3)                        500,000         13,770,000
Lone Star Steakhouse and Saloon, Inc.           145,981          2,164,898
Marriott International, Inc., Class A           282,392         11,479,235
McDonald's Corp.                              1,434,823         37,979,765
MGM Mirage, Inc.(3)                             269,445          7,778,877
Outback Steakhouse, Inc.(3)                   1,285,923         44,042,863
Outback Steakhouse, Inc.(1)(2)(3)               325,000         11,123,597
Papa John's International, Inc.(3)              199,997          5,495,918
Royal Caribbean Cruises Ltd.                    500,000          8,100,000
Sonic Corp.(3)                                   71,007          2,556,252
Starbucks Corp.(3)                            1,368,000         26,060,400
Tricon Global Restaurants, Inc.(3)              219,875         10,817,850
--------------------------------------------------------------------------
                                                           $   228,817,166
--------------------------------------------------------------------------
Household Durables -- 0.4%
--------------------------------------------------------------------------
Blyth Industries, Inc.                        1,258,693    $    29,264,612
Department 56, Inc.(3)                          255,162          2,194,393
Fortune Brands, Inc.                             69,838          2,764,886
Helen of Troy Ltd.(3)                            20,000            248,200
Interface, Inc.                                 207,000          1,161,270
Interface, Inc.(1)                               54,608            306,351
Leggett & Platt, Inc.                           878,704         20,210,192
Maytag Corp.                                     27,073            840,075
Newell Rubbermaid, Inc.                         426,562         11,760,314
Snap-On, Inc.                                    51,429          1,731,100
Water Pik Technologies, Inc.(3)                   2,141             18,605
--------------------------------------------------------------------------
                                                           $    70,499,998
--------------------------------------------------------------------------
Household Products -- 1.1%
--------------------------------------------------------------------------
Clorox Co.                                       53,688    $     2,123,360
Colgate-Palmolive Co.                           608,213         35,124,301
Kimberly-Clark Corp.                          1,784,920        106,738,216
Procter & Gamble Co.                            718,761         56,875,558
--------------------------------------------------------------------------
                                                           $   200,861,435
--------------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Industrial Conglomerates -- 1.9%
--------------------------------------------------------------------------
General Electric Co.                          5,842,676    $   234,174,454
Minnesota Mining & Manufacturing Co.            196,745         23,257,226
Teleflex, Inc.                                   47,559          2,250,016
Tyco International Ltd.                       1,540,147         90,714,658
--------------------------------------------------------------------------
                                                           $   350,396,354
--------------------------------------------------------------------------
Insurance -- 6.5%
--------------------------------------------------------------------------
21st Century Insurance Group                     70,700    $     1,375,115
Aegon, NV ADR                                 2,909,484         77,886,887
Aflac Corp.                                   1,004,964         24,681,916
Allmerica Financial Corp.                         1,500             66,825
Allstate Corp. (The)                             79,921          2,693,338
American International Group, Inc.            5,687,070        451,553,358
AON Corp.                                       725,165         25,757,861
Axa ADR                                         200,000          4,204,000
Berkshire Hathaway, Inc.(3)                         511         38,631,600
Berkshire Hathaway, Inc., Class B(3)             39,512         99,767,800
Chubb Corp.                                     104,451          7,207,119
Commerce Group, Inc.                            120,000          4,522,800
Delphi Financial Group, Inc.                      6,448            214,718
Gallagher (A.J.) and Co.                        993,779         34,275,438
Hartford Financial Services Group               130,205          8,180,780
Jefferson-Pilot Corp.                           121,089          5,602,788
Kansas City Life Insurance Co.                   70,800          2,626,680
Lincoln National Corp.                           26,903          1,306,679
Marsh & McLennan Cos., Inc.                   2,230,877        239,707,734
Mercury General Corp.                             2,000             87,320
MetLife, Inc.                                 1,985,000         62,884,800
MGIC Investment Corp.                           765,000         47,215,800
Old Republic International Corp.                 38,403          1,075,668
Progressive Corp.                               197,650         29,509,145
Protective Life Corp.                            37,271          1,078,250
Radian Group, Inc.                               30,800          1,322,860
Safeco Corp.                                     19,809            617,050
St. Paul Cos., Inc. (The)                       323,841         14,239,289
Torchmark Corp.                                 282,104         11,095,150
UICI(3)                                         100,854          1,361,529
--------------------------------------------------------------------------
                                                           $ 1,200,750,297
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Internet and Catalog Retail -- 0.0%
--------------------------------------------------------------------------
Land's End Inc.(3)                              130,000    $     6,520,800
School Specialty, Inc.(3)                        66,255          1,515,914
--------------------------------------------------------------------------
                                                           $     8,036,714
--------------------------------------------------------------------------
Internet Software and Services -- 0.2%
--------------------------------------------------------------------------
At Home Corp., Series A(3)                      371,895    $         2,157
Check Point Software Technologies
Ltd.(3)                                         343,568         13,704,928
Retek, Inc.(3)                                  554,364         16,558,853
--------------------------------------------------------------------------
                                                           $    30,265,938
--------------------------------------------------------------------------
IT Consulting and Services -- 1.6%
--------------------------------------------------------------------------
Accenture Ltd., Class A(3)                    1,038,000    $    27,942,960
Acxiom Corp.(3)                                 579,019         10,115,462
Affiliated Computer Services, Inc.(3)            20,000          2,122,600
Affiliated Computer Services,
Inc.(1)(2)(3)                                    80,327          8,519,244
Computer Sciences Corp.(3)                    1,890,302         92,586,992
Edwards (J.D.) & Co.(3)                         891,844         14,670,834
Electronic Data Systems Corp.                   157,612         10,804,303
Gartner Group, Inc.(3)                            4,811             56,241
Gartner Group, Inc., Class B(3)                  92,416          1,035,059
Keane, Inc.(3)                                  173,924          3,135,850
Perot Systems Corp., Class A(1)(2)(3)           400,000          8,162,895
Perot Systems Corp.(3)                          347,730          7,100,647
Safeguard Scientifics, Inc.(3)                   26,579             93,027
Sapient Corp.(3)                              2,049,828         15,824,672
SunGard Data Systems, Inc.(3)                 3,430,781         99,252,494
--------------------------------------------------------------------------
                                                           $   301,423,280
--------------------------------------------------------------------------
Leisure Euipment and Products -- 0.0%
--------------------------------------------------------------------------
Callaway Golf Co.                                35,715    $       683,942
Eastman Kodak Co.                               157,202          4,626,455
Mattel, Inc.                                     22,091            379,965
--------------------------------------------------------------------------
                                                           $     5,690,362
--------------------------------------------------------------------------
Machinery -- 0.9%
--------------------------------------------------------------------------
Deere & Co.                                   1,650,000    $    72,039,000
Dionex Corp.(3)                                 362,140          9,238,191
Donaldson Co., Inc.                              40,220          1,562,145
Dover Corp.                                     586,188         21,729,989
Illinois Tool Works, Inc.                       544,318         36,861,215
Nordson Corp.                                   163,978          4,330,659
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Machinery (continued)
--------------------------------------------------------------------------
Paccar, Inc.                                     12,894    $       846,104
Pall Corp.                                      216,000          5,196,960
Parker-Hannifin Corp.                           159,137          7,305,980
Regal-Beloit Corp.                              265,000          5,777,000
SPX Corp.(3)                                     47,862          6,552,308
Wabtec                                          232,061          2,854,350
--------------------------------------------------------------------------
                                                           $   174,293,901
--------------------------------------------------------------------------
Media -- 6.4%
--------------------------------------------------------------------------
Advo, Inc.(3)                                   670,000    $    28,810,000
AOL Time Warner, Inc.(3)                      2,133,278         68,478,224
Belo (A.H.) Corp.                               542,924         10,179,825
Cablevision Systems New York Group(3)           130,000          6,168,500
Cablevision Systems-Rainbow Media
Group(3)                                         65,000          1,605,500
Catalina Marketing Corp.(3)                      86,297          2,994,506
Clear Channel Communications, Inc.(3)           340,290         17,324,164
Comcast Corp., Class A(3)                     4,199,177        151,170,372
Cox Communications, Inc., Class A(3)          1,508,036         63,201,789
Disney (Walt) Co.                             4,461,891         92,450,382
Dow Jones & Co., Inc.                           376,300         20,594,899
E.W. Scripps Co., Class A                        25,533          1,685,178
Gannett Co., Inc.                               708,627         47,640,993
Gaylord Entertainment Co.(3)                    428,482         10,540,657
General Motors Corp., Class H(3)              1,175,262         18,157,798
Harte-Hanks, Inc.                               128,869          3,630,240
Havas Advertising ADR(3)                      3,142,938         22,786,301
Interpublic Group Cos., Inc.                  1,571,697         46,427,929
Interpublic Group Cos., Inc.(1)(2)               26,126            771,280
Lamar Advertising Co.(3)                        857,818         36,320,014
Liberty Media Corp., Class A(3)               1,478,536         20,699,504
Liberty Media Corp., Class B(3)                  32,876            499,715
MacClatchy Co. (The), Class A                    48,066          2,259,102
McGraw-Hill Companies, Inc. (The)             1,428,164         87,089,441
Meredith Corp.                                  190,000          6,773,500
New York Times Co. (The), Class A               317,259         13,721,452
Omnicom Group, Inc.                           2,324,141        207,661,998
Publicis Groupe SA                              293,650          7,776,865
Reuters Holdings PLC ADR                        270,131         16,205,159
Shaw Communications Inc., Class B                20,000            424,000
TMP Worldwide, Inc.(3)                        1,404,426         60,249,875
Tribune Co.                                      62,327          2,332,900

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Media (continued)
--------------------------------------------------------------------------
Univision Communications, Inc.(3)               663,184    $    26,832,425
Viacom, Inc., Class A(3)                         21,774            963,500
Viacom, Inc., Class B(3)                        640,391         28,273,263
Vivendi Universal ADR                           490,725         26,396,098
Washington Post Co. (The), Class B                3,600          1,908,000
Westwood One, Inc.(3)                           122,400          3,678,120
WPP Group PLC                                   488,000          5,392,595
WPP Group PLC ADR                               155,310          8,371,209
--------------------------------------------------------------------------
                                                           $ 1,178,447,272
--------------------------------------------------------------------------
Metals and Mining -- 0.5%
--------------------------------------------------------------------------
Alcoa, Inc.                                   1,931,687    $    68,671,473
Allegheny Technologies, Inc.                     21,408            358,584
Nucor Corp.                                     239,966         12,708,599
Phelps Dodge Corp.                               22,194            719,086
Steel Dynamics, Inc.(3)                         311,800          3,619,998
Worthington Industries                          147,466          2,094,017
--------------------------------------------------------------------------
                                                           $    88,171,757
--------------------------------------------------------------------------
Multi - Utilities -- 0.1%
--------------------------------------------------------------------------
Dynegy, Inc.                                    451,500    $    11,513,250
Dynegy, Inc.(1)(2)                               63,525          1,618,893
Williams Cos., Inc. (The)                       222,833          5,686,698
--------------------------------------------------------------------------
                                                           $    18,818,841
--------------------------------------------------------------------------
Multiline Retail -- 2.7%
--------------------------------------------------------------------------
99 Cents Only Stores(3)                         856,674    $    32,639,279
Costco Wholesale Corporation(3)                  20,435            906,905
Costco Wholesale Corporation(1)(2)(3)            56,823          2,520,071
Dollar General Corp.                            249,983          3,724,747
Dollar Tree Stores, Inc.(3)                   1,217,053         37,619,108
Family Dollar Stores                          2,618,411         78,499,962
Kohl's Corp.(3)                                  49,500          3,486,780
May Department Stores Co. (The)                 569,660         21,066,027
Neiman Marcus Group, Inc. (The),
Class B(3)                                       65,206          1,936,618
Nordstrom, Inc.                                  65,692          1,328,949
Penney (J.C.) Company, Inc.                     837,309         22,523,612
Sears Roebuck & Co.                              15,750            750,330
Target Corporation                            2,753,362        113,025,510
Wal-Mart Stores, Inc.                         2,874,863        165,448,366
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Multiline Retail (continued)
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.(1)(2)                      40,000    $     2,297,856
--------------------------------------------------------------------------
                                                           $   487,774,120
--------------------------------------------------------------------------
Office - Electronics -- 0.0%
--------------------------------------------------------------------------
Ikon Office Solutions, Inc.                      99,415    $     1,162,161
Xerox Corp.                                      20,000            208,400
Zebra Technologies Corp.(3)                       6,000            333,060
--------------------------------------------------------------------------
                                                           $     1,703,621
--------------------------------------------------------------------------
Oil and Gas -- 3.6%
--------------------------------------------------------------------------
Anadarko Petroleum Corp.                      2,961,941    $   168,386,346
Apache Corp.                                    886,372         44,212,250
Ashland, Inc.                                   106,674          4,915,538
BP Amoco PLC ADR                              1,328,827         61,803,744
Burlington Resources, Inc.                      928,629         34,860,733
ChevronTexaco Corp.                             999,818         89,593,691
Devon Energy Corp.                              724,853         28,015,568
Exxon Mobil Corp.                             3,612,103        141,955,648
Kerr - McGee Corp.                              267,327         14,649,520
Murphy Oil Corp.                                 29,700          2,495,988
Newfield Exploration Co.(3)                      60,000          2,130,600
Ocean Energy Inc.                               900,000         17,280,000
Pennzoil-Quaker State Co.                        74,457          1,075,904
Phillips Petroleum Co.                          510,102         30,738,747
Royal Dutch Petroleum Co.                        56,824          2,785,512
Syntroleum Corp.(3)                               2,735             19,419
USX-Marathon Group                              350,000         10,500,000
Valero Energy Corp.                              51,510          1,963,561
--------------------------------------------------------------------------
                                                           $   657,382,769
--------------------------------------------------------------------------
Paper and Forest Products -- 0.3%
--------------------------------------------------------------------------
Georgia-Pacific Corp. - G-P Group               647,827    $    17,886,503
International Paper Co.                         219,061          8,839,111
Louisiana Pacific Corp.                          70,750            597,130
Mead Corporation (The)                           38,768          1,197,544
Plum Creek Timber Co., Inc.                     417,984         11,849,846
Westvaco Corp.                                   47,000          1,337,150
Weyerhaeuser Co.                                119,608          6,468,401
Willamette Industries, Inc.                     156,412          8,152,193
--------------------------------------------------------------------------
                                                           $    56,327,878
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Personal Products -- 0.6%
--------------------------------------------------------------------------
Avon Products, Inc.                             134,700    $     6,263,550
Gillette Co.                                  1,088,640         36,360,576
Lauder (Estee) Companies, Inc.                2,092,312         67,079,523
--------------------------------------------------------------------------
                                                           $   109,703,649
--------------------------------------------------------------------------
Pharmaceutical -- 9.4%
--------------------------------------------------------------------------
Abbott Laboratories                           4,303,053    $   239,895,205
Allergan, Inc.                                   34,340          2,577,217
American Home Products Corp.                  1,955,001        119,958,861
AstraZeneca PLC ADR                              80,720          3,761,552
Bristol-Myers Squibb Co.                      2,675,910        136,471,410
Elan Corp., PLC ADR(3)                        1,758,536         79,239,632
Forest Laboratories, Inc.(3)                     28,400          2,327,380
GlaxoSmithKline PLC ADR(3)                      630,613         31,417,140
Johnson & Johnson Co.                         5,079,253        300,183,852
King Pharmaceuticals, Inc.(3)                   200,000          8,426,000
King Pharmaceuticals, Inc.(1)(2)(3)           2,085,117         87,785,585
Lilly (Eli) & Co.                             1,216,752         95,563,702
Lilly (Eli) & Co.(1)(2)                          38,250          3,002,090
Merck & Co., Inc.                             1,743,377        102,510,568
Mylan Laboratories                              653,037         24,488,888
Novo Nordisk ADR                                292,277         11,720,308
Pfizer, Inc.                                  5,482,579        218,480,773
Pharmacia Corp.                               3,310,843        141,207,454
Schering-Plough Corp.                         1,395,760         49,982,166
Teva Pharmaceutical Industries Ltd.             300,000         18,489,000
Watson Pharmaceuticals, Inc.(3)               1,241,828         38,980,981
--------------------------------------------------------------------------
                                                           $ 1,716,469,764
--------------------------------------------------------------------------
Real Estate -- 0.2%
--------------------------------------------------------------------------
Avalonbay Communities, Inc.                      55,000    $     2,602,050
Catellus Development Corp.(3)                   415,722          7,649,285
Equity Office Properties Trust                    2,812             84,585
Jones Lang Lasalle, Inc.(3)                     213,193          3,848,134
Rouse Co. (The)                                 127,700          3,740,333
Trammell Crow Co.(3)                            876,098         10,250,347
Ventas, Inc.                                     25,600            294,400
--------------------------------------------------------------------------
                                                           $    28,469,134
--------------------------------------------------------------------------
Road and Rail -- 0.3%
--------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.              217,094    $     6,193,692
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Road and Rail (continued)
--------------------------------------------------------------------------
CSX Corp.                                        36,496    $     1,279,185
Florida East Coast Industries, Inc.             122,888          2,844,857
Heartland Express, Inc.(3)                      312,500          8,678,125
Kansas City Southern Industrials,
Inc.(3)                                          15,215            214,988
Norfolk Southern Corp.                              390              7,149
Robinson (C.H.) Worldwide, Inc.               1,231,376         35,605,237
Union Pacific Corp.                              92,156          5,252,892
--------------------------------------------------------------------------
                                                           $    60,076,125
--------------------------------------------------------------------------
Semiconductor Equipment and Products -- 3.1%
--------------------------------------------------------------------------
Alpha Industries, Inc.(3)                        60,075    $     1,309,635
Altera Corp.(3)                                  80,516          1,708,550
Analog Devices, Inc.(3)                       3,063,534        135,990,274
Applied Materials, Inc.(3)                       80,212          3,216,501
Broadcom Corp., Class A(3)                      234,000          9,563,580
Conexant Systems(3)                             317,574          4,560,363
Cypress Semiconductor Corporation(3)            227,742          4,538,898
Intel Corp.(1)(2)                               119,093          3,743,335
Intel Corp.                                   5,791,331        182,137,360
Intel Corp.(1)(2)                               350,000         10,999,932
Intel Corp.(1)(2)                               800,000         25,147,420
Intel Corp.(1)(2)                               500,000         15,705,344
KLA-Tencor Corp.(3)                             101,498          5,030,241
Lam Research Corp.(3)                           151,152          3,509,749
Linear Technologies Corp.                       267,760         10,453,350
LSI Logic Corp.(3)                              132,810          2,095,742
Maxim Integrated Products Co.(3)                274,351         14,406,171
National Semiconductor Corp.(3)                  79,368          2,443,741
SpeedFam-IPEC, Inc.(3)                          221,000            658,580
Teradyne, Inc.(3)                                27,996            843,799
Texas Instruments, Inc.                       4,185,654        117,198,312
Ultratech Stepper, Inc.(3)                      245,129          4,049,531
Xilinx, Inc.(3)                                  68,518          2,675,628
--------------------------------------------------------------------------
                                                           $   561,986,036
--------------------------------------------------------------------------
Software -- 3.2%
--------------------------------------------------------------------------
Adobe Systems, Inc.                             231,936    $     7,201,613
Ascential Software Corp.(3)                       6,127             24,814
BMC Software, Inc.(3)                            35,000            572,950
Cadence Design Systems, Inc.(3)                 956,000         20,955,520
Cognos, Inc.(3)                                  77,000          1,925,000

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Software (continued)
--------------------------------------------------------------------------
Computer Associates International, Inc.         632,395    $    21,811,304
Compuware Corp.(3)                              153,744          1,812,642
Fair, Isaac and Co., Inc.                       358,242         22,576,411
Henry (Jack) & Associates                       201,006          4,389,971
HNC Software, Inc.(3)                           427,794          8,812,556
I2 Technologies, Inc.(3)                        233,752          1,846,641
Intuit, Inc.(3)                               1,557,278         66,620,353
Microsoft Corp.(3)                            4,581,426        303,519,473
National Instruments Corp.(3)                   466,603         17,478,948
Oracle Corp.(3)                               2,178,195         30,080,873
Parametric Technology Corp.(3)                   94,600            738,826
PeopleSoft, Inc.(3)                             478,732         19,245,026
Reynolds & Reynolds, Inc., Class A              451,043         10,937,793
RSA Security, Inc.(3)                            60,000          1,047,600
Siebel Systems, Inc.(3)                       1,396,472         39,073,287
Veritas Software Corp.(3)                        88,142          3,951,406
Wind River Systems, Inc.(3)                     111,410          1,995,353
--------------------------------------------------------------------------
                                                           $   586,618,360
--------------------------------------------------------------------------
Specialty Retail -- 4.3%
--------------------------------------------------------------------------
Abercrombie & Fitch Co., Class A(3)              10,900    $       289,177
AutoNation, Inc.(3)                           4,598,727         56,702,304
Best Buy Co., Inc.(3)                           122,407          9,116,873
Burlington Coat Factory Warehouse Corp.         628,228         10,554,230
Circuit City Stores-Circuit City Group          216,000          5,605,200
Gap, Inc. (The)                                  21,812            304,059
Home Depot, Inc. (The)                        5,566,099        283,926,710
Intimate Brands, Inc.                            53,000            787,580
Limited, Inc. (The)                             699,309         10,293,828
Limited, Inc. (The)(1)(2)                        45,139            664,072
Limited, Inc. (The)(1)(2)                       200,000          2,942,160
Lowe's Companies                              5,775,619        268,046,478
Office Depot, Inc.(3)                           283,487          5,255,849
OfficeMax, Inc.(3)                              912,117          4,104,527
Payless Shoesource, Inc.(3)                       7,700            432,355
Pep Boys - Manny, Moe & Jack (The)               97,976          1,680,288
Pier 1 Imports, Inc.                            300,000          5,202,000
RadioShack Corporation                          643,906         19,381,571
Sherwin-Williams Co. (The)                       80,069          2,201,898
Staples, Inc.(3)                              2,192,500         40,999,750
Tiffany and Co.                                  88,000          2,769,360
TJX Companies, Inc. (The)                     1,000,000         39,860,000
SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------

Specialty Retail (continued)
--------------------------------------------------------------------------
Too, Inc.(3)                                     39,087    $     1,074,893
United Rentals, Inc.(3)                         483,278         10,970,411
--------------------------------------------------------------------------
                                                           $   783,165,573
--------------------------------------------------------------------------
Textiles and Apparel -- 0.0%
--------------------------------------------------------------------------
Coach, Inc.(3)                                   91,430    $     3,563,941
Unifi, Inc.(3)                                   51,208            371,258
--------------------------------------------------------------------------
                                                           $     3,935,199
--------------------------------------------------------------------------
Tobacco -- 0.1%
--------------------------------------------------------------------------
Philip Morris Co., Inc.                         482,161    $    22,107,082
UST, Inc.                                           439             15,365
--------------------------------------------------------------------------
                                                           $    22,122,447
--------------------------------------------------------------------------
Trading Companies and Distributors -- 0.1%
--------------------------------------------------------------------------
Genuine Parts Co.                               326,715    $    11,990,441
--------------------------------------------------------------------------
                                                           $    11,990,441
--------------------------------------------------------------------------
Water Utilities -- 0.0%
--------------------------------------------------------------------------
American Water Works Co.                         77,310    $     3,227,693
--------------------------------------------------------------------------
                                                           $     3,227,693
--------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.1%
--------------------------------------------------------------------------
AT&T Wireless Services, Inc.(3)               7,303,000    $   104,944,110
Nextel Communications, Inc., Class A(3)         224,782          2,463,611
Sprint Corp., PCS Group(3)                    3,119,754         76,153,195
Telephone & Data Systems, Inc.                  132,964         11,933,519
Vodafone Group PLC ADR                           40,745          1,046,333
--------------------------------------------------------------------------
                                                           $   196,540,768
--------------------------------------------------------------------------
Total Common Stocks
   (identified cost $14,839,179,959)                       $17,892,659,773
--------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.0%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Gas Utilities -- 0.0%
--------------------------------------------------------------------------
Enron Corp.(1)(2)                                 3,663    $        59,949
Enron Corp.(1)(2)                                 5,555             90,959

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Gas Utilities (continued)
--------------------------------------------------------------------------
Enron Corp.(1)(2)                                 1,832    $        29,994
--------------------------------------------------------------------------
                                                           $       180,902
--------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $16,637,836)                           $       180,902
--------------------------------------------------------------------------

PREFERRED STOCKS -- 0.0%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Banks -- 0.0%
--------------------------------------------------------------------------
Wachovia Corp.(1)(3)                            166,518    $        29,973
--------------------------------------------------------------------------
                                                           $        29,973
--------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $39,407)                               $        29,973
--------------------------------------------------------------------------

RIGHTS -- 0.0%

SECURITY                                  SHARES           VALUE
--------------------------------------------------------------------------
Banks -- 0.0%
--------------------------------------------------------------------------
Bank United Litigation Contingent
Payment Rights, Expire 2/14/05(3)               102,072    $        10,207
--------------------------------------------------------------------------
                                                           $        10,207
--------------------------------------------------------------------------
Computers and Business Equipment -- 0.0%
--------------------------------------------------------------------------
Seagate Technology, Inc. (Tax Refund
Rights)(3)                                      197,392    $             0
--------------------------------------------------------------------------
                                                           $             0
--------------------------------------------------------------------------
Total Rights
   (identified cost $50,596)                               $        10,207
--------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.3%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
--------------------------------------------------------------------------
American General Corp., 1.93%, 1/7/02      $    100,000    $    99,967,833
Barton Capital Corp., 1.79%, 1/9/02              85,000         84,966,189
Delaware Corp., 1.89%, 1/22/02                   49,884         49,829,003
General Electric Capital Corp., 1.78%,
1/2/02                                           14,913         14,912,263
General Electric Capital Corp., 1.87%,
1/9/02                                           50,000         49,979,222
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
--------------------------------------------------------------------------
General Electric Capital Corp., 1.92%,
1/7/02                                     $     46,368    $    46,353,162
Household Finance Corp., 1.85%, 1/22/02          28,895         28,863,818
Panasonic Finance America, Inc.,
2.05%, 1/2/02                                    45,243         45,240,423
--------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $420,111,913)                       $   420,111,913
--------------------------------------------------------------------------
Total Investments -- 99.9%
   (identified cost $15,276,019,711)                       $18,312,992,768
--------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.1%                     $    22,872,212
--------------------------------------------------------------------------
Net Assets -- 100.0%                                       $18,335,864,980
--------------------------------------------------------------------------

 ADR - American Depositary Receipt

 (1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (2) Security restricted from resale for a period not exceeding two years. At December 31, 2001, the value of these securities totaled $366,043,256 or 2.0% of net assets.
 (3)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
---------------------------------------------------------
Investments, at value (identified cost,
   $15,276,019,711)                       $18,312,992,768
Cash                                              926,215
Receivable for investments sold                 6,078,282
Dividends receivable                           15,975,413
Tax reclaim receivable                             80,636
Other Assets                                      168,677
---------------------------------------------------------
TOTAL ASSETS                              $18,336,221,991
---------------------------------------------------------

Liabilities
---------------------------------------------------------
Payable to affiliate for Trustees' fees   $         7,680
Accrued expenses                                  349,331
---------------------------------------------------------
TOTAL LIABILITIES                         $       357,011
---------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $18,335,864,980
---------------------------------------------------------
Sources of Net Assets
---------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $15,298,891,403
Net unrealized appreciation (computed on
   the basis of identified cost)            3,036,973,577
---------------------------------------------------------
TOTAL                                     $18,335,864,980
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
---------------------------------------------------------
Dividends (net of foreign taxes,
   $1,078,556)                            $   176,692,519
Interest                                       15,674,562
---------------------------------------------------------
TOTAL INVESTMENT INCOME                   $   192,367,081
---------------------------------------------------------

Expenses
---------------------------------------------------------
Investment adviser fee                    $    76,812,367
Trustees' fees and expenses                        16,773
Custodian fee                                   1,818,767
Legal and accounting services                      95,442
Miscellaneous                                     230,033
---------------------------------------------------------
TOTAL EXPENSES                            $    78,973,382
---------------------------------------------------------

NET INVESTMENT INCOME                     $   113,393,699
---------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (407,571,786)
   Securities sold short                       47,451,257
   Foreign currency transactions                      229
---------------------------------------------------------
NET REALIZED LOSS                         $  (360,120,300)
---------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(1,560,996,614)
   Securities sold short                      (44,213,817)
   Foreign currency                                  (659)
---------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(1,605,211,090)
---------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(1,965,331,390)
---------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(1,851,937,691)
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $     113,393,699  $     113,922,828
   Net realized gain (loss)                    (360,120,300)       196,962,539
   Net change in unrealized appreciation
      (depreciation)                         (1,605,211,090)       141,360,943
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $  (1,851,937,691) $     452,246,310
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   3,921,075,957  $   4,816,070,598
   Withdrawals                               (2,118,342,171)    (1,997,896,982)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $   1,802,733,786  $   2,818,173,616
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     (49,203,905) $   3,270,419,926
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $  18,385,068,885  $  15,114,648,959
------------------------------------------------------------------------------
AT END OF YEAR                            $  18,335,864,980  $  18,385,068,885
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                            YEAR ENDED DECEMBER 31,
                                  --------------------------------------------    PERIOD ENDED
                                      2001            2000            1999        DECEMBER 31, 1998(1)
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                              0.45%           0.45%           0.46%                 0.48%(2)
   Net investment income                 0.64%           0.67%           0.72%                 0.72%(2)
Portfolio Turnover                         18%             13%             11%                    3%
Total Return(3)                         (9.67)%            --              --                    --
----------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                $18,335,865     $18,385,069     $15,114,649            $8,704,859
----------------------------------------------------------------------------------------------------------

                                  YEAR ENDED OCTOBER 31,
                                --------------------------
                                   1998           1997
------------------------------
Ratios/Supplemental Data
------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.50%          0.56%
   Net investment income              0.78%          0.81%
Portfolio Turnover                      12%            14%
Total Return(3)                         --             --
------------------------------
Net assets, end of period
   (000's omitted)              $6,985,678     $2,871,446
------------------------------

 (1)  For the two-month period ended December 31, 1998.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such taxable income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 C Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in the price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 D Put Options -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 E Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

 F Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2001, the adviser fee was 0.43% of the Portfolio's average net assets. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees' Deferred Compensation Plan. For the year ended December 31, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   For the year ended December 31, 2001, purchases and sales of investments, other than short-term obligations, aggregated $3,145,062,958 and $3,120,025,819, respectively. In addition, investments having an aggregate market value of $359,656,314 at dates of withdrawal were distributed in payment for capital withdrawals. During the year ended December 31, 2001, investors contributed securities with a value of $1,798,445,978.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2001 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 6,190,955,787
    ---------------------------------------------------------
    Gross unrealized appreciation             $12,129,439,542
    Gross unrealized depreciation                  (7,402,561)
    ---------------------------------------------------------
    NET UNREALIZED APPRECIATION               $12,122,036,981
    ---------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at December 31, 2001.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2001.

7 Restricted Securities
-------------------------------------------

   At December 31, 2001, the Portfolio owned the following securities (representing 2.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The securities are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES       COST           FAIR VALUE
    ------------------------------------------------------------------------------------------------
    COMMON STOCKS
    ------------------------------------------------------------------------------------------------
    Affiliated Computer Services, Inc.           11/29/00       80,327  $   4,523,414  $   8,519,244
    American Standard Companies, Inc.             10/4/01       63,436      3,702,125      4,327,833
    Andrx Group                                  11/29/00      300,000     19,706,250     21,108,478
    Biomet, Inc.                                  7/26/01       76,929      2,504,295      2,374,749
    BISYS Group, Inc. (The)                       7/26/01       12,500        670,125        799,472
    BISYS Group, Inc. (The)                      12/18/01       20,000      1,190,400      1,279,032
    Boeing Company (The)                          9/27/00      250,000     16,531,250      9,689,547
    Boeing Company (The)                          3/14/01      200,000     12,114,000      7,752,122
    Cardinal Health, Inc.                         9/27/00       36,150      2,291,006      2,336,144
    Carnival Corp.                                3/14/01      500,000     14,160,000     14,032,980
    Costco Wholesale Corporation                 11/29/00       56,823      2,003,011      2,520,071
    Dynegy, Inc.                                 11/29/00       63,525      3,112,725      1,618,893
    Fedex Corp.                                   7/26/01       75,000      3,046,500      3,887,141
    Fifth Third Bancorp                           7/26/01       81,626      5,008,571      5,001,158
    First Midwest Bancorp, Inc.                   5/23/01       65,612      1,502,264      1,914,017
    First Midwest Bancorp, Inc.                   7/26/01      176,056      4,436,617      5,133,978
    Freddie Mac                                   3/14/01       20,000      1,252,000      1,307,346
    Genzyme Corp.                                 7/26/01        9,605        500,901        574,385
    GreenPoint Financial Corp.                   11/29/00      300,000      8,793,750     10,717,627
    Greenpoint Financial Corp.                    5/23/01      200,000      7,712,000      7,145,531
    Intel Corp.                                  11/29/00      350,000     14,710,955     10,999,932
    Intel Corp.                                  11/29/00      119,093      5,005,634      3,743,335
    Intel Corp.                                   3/14/01      800,000     23,500,000     25,147,420
    Intel Corp.                                   10/4/01      500,000     10,615,000     15,705,344

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES       COST           FAIR VALUE
    ------------------------------------------------------------------------------------------------
    International Game Technology                 3/14/01      100,000  $   5,227,000  $   6,826,585
    Interpublic Group Cos., Inc.                  6/25/01       26,126      1,001,516        771,280
    Investors Financial Services Corp.            5/23/01       32,000      2,301,120      2,117,396
    Kinder Morgan, Inc.                           9/27/00      500,000     19,687,500     27,829,337
    King Pharmaceuticals, Inc.                   11/29/00    2,085,117     77,703,201     87,785,585
    Lilly (Eli) & Co.                            11/29/00       38,250      3,509,437      3,002,090
    Limited, Inc. (The)                           9/27/00       45,139      1,001,522        664,072
    Limited, Inc. (The)                           5/23/01      200,000      3,382,000      2,942,160
    MBNA Corp.                                   12/18/01      113,797      3,768,957      3,998,444
    Mellon Financial Corp.                        3/14/01       15,000        635,250        564,018
    Merrill Lynch & Co., Inc.                    11/29/00      150,000      9,206,250      7,812,625
    National-Oilwell, Inc.                        9/27/00       45,730      1,349,035        941,965
    Outback Steakhouse, Inc.                     11/29/00      325,000     13,031,250     11,123,597
    Perot Systems Corp., Class A                  5/23/01      400,000      6,172,000      8,162,895
    Plexus Corp.                                  5/23/01       77,757      3,004,530      2,063,935
    Raymond James Financial, Inc.                12/18/01       70,000      2,326,800      2,481,924
    Schein (Henry), Corp.                         3/14/01      147,354      5,010,036      5,453,790
    Schwab (Charles) Corp.                       12/18/01      133,650      2,031,480      2,063,844
    Southwest Bancorporation of Texas, Inc.       5/23/01      600,000     19,296,000     18,150,649
    Sysco Corp.                                   9/27/00       44,744      1,016,528      1,172,528
    Wal-Mart Stores, Inc.                        12/18/01       40,000      2,234,000      2,297,856
    ------------------------------------------------------------------------------------------------
                                                                        $ 351,488,205  $ 365,862,354
    ------------------------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS
    ------------------------------------------------------------------------------------------------
                                                 3/14/01-
                                                  7/25/01       11,050  $  16,637,836  $     180,902
    Enron Corp.
    ------------------------------------------------------------------------------------------------
                                                                        $  16,637,836  $     180,902
    ------------------------------------------------------------------------------------------------

TAX-MANAGED GROWTH PORTFOLIO AS OF DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF TAX-MANAGED GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Growth Portfolio (the Portfolio) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the supplementary data for the three years ended December 31, 2001, the two-month period ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2001, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2002

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

NAME,                       POSITION(S)               TERM OF OFFICE
ADDRESS                       WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                  FUND AND PORTFOLIO             SERVICE(3)               DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Jessica M.               Trustee             Trustee of the Trust and the        President and Chief Executive Officer of
Bibliowicz(1)                                Portfolio since 1998                National Financial Partners (financial
Age 42                                                                           services company) (since April 1999).
The Eaton Vance                                                                  President and Chief Operating Officer of
Building                                                                         John A. Levin & Co. (registered
255 State Street                                                                 investment advisor) (July 1997 to
Boston, MA 02109                                                                 April 1999) and a Director of Baker,
                                                                                 Fentress & Company which owns John A.
                                                                                 Levin & Co., a registered investment
                                                                                 advisor (July 1997 to April 1999).
                                                                                 Executive Vice President of Smith Barney
                                                                                 Mutual Funds (July 1994 to June 1997).
James B. Hawkes(2)       President and       Trustee of the Trust since 1991,    Chairman, President and Chief Executive
Age 60                   Trustee             President since 1999. Trustee of    Officer of BMR, EVM their corporate
The Eaton Vance                              the Portfolio since 1997 and        parent (Eaton Vance Corp. (EVC)) and
Building                                     President of the Portfolio since    corporate trustee (Eaton Vance, Inc.
255 State Street                             1995.                               (EV)); Vice President of EVD. President
Boston, MA 02109                                                                 or Officer of 170 investment companies
                                                                                 in the Eaton Vance Fund Company.

NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                  OVERSEEN BY TRUSTEE(4)    HELD
-----------------------
Jessica M.                              165                          None
Bibliowicz(1)
Age 42
The Eaton Vance
Building
255 State Street
Boston, MA 02109
James B. Hawkes(2)                      170        Director of EVC, EV and EVD.
Age 60
The Eaton Vance
Building
255 State Street
Boston, MA 02109

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund and the Portfolio because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund and the Portfolio because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and EVM.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

DISINTERESTED DIRECTORS(S)

NAME,                       POSITION(S)               TERM OF OFFICE
ADDRESS                       WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                  FUND AND PORTFOLIO               SERVICE                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee             Trustee of the Trust since 1986;    President of Dwight Partners, Inc.
Age 70                                       of the Portfolio since 1995         (corporate relations and communications
The Eaton Vance                                                                  company).
Building
255 State Street
Boston, MA 02109
Samuel L. Hayes, III     Trustee             Trustee of the Trust since 1986;    Jacob H. Schiff Professor of Investment
Age 67                                       of the Portfolio since 1995         Banking Emeritus, Harvard University
The Eaton Vance                                                                  Graduate School of Business
Building                                                                         Administration.
255 State Street
Boston, MA 02109

NAME,                    NUMBER OF PORTFOLIOS
ADDRESS                     IN FUND COMPLEX      OTHER DIRECTORSHIPS
AND AGE                   OVERSEEN BY TRUSTEE    HELD
-----------------------
Donald R. Dwight                       170       Trustee/Director of the Royce Funds
Age 70                                           (consisting of 17 portfolios).
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Samuel L. Hayes, III                   170       Director of Tiffany & Co. Director of
Age 67                                           Telect, Inc.
The Eaton Vance
Building
255 State Street
Boston, MA 02109

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

DISINTERESTED DIRECTORS(S) (CONTINUED)

NAME,                       POSITION(S)               TERM OF OFFICE
ADDRESS                       WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                  FUND AND PORTFOLIO               SERVICE                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer         Trustee             Trustee of the Trust since 1986;    Chairman and Chief Operating Officer,
Age 66                                       of the Portfolio since 1995         Hellman, Jordan Management Co., Inc. (an
The Eaton Vance                                                                  investment management company) (since
Building                                                                         November 2000). President, Unicorn
255 State Street                                                                 Corporation (investment and financial
Boston, MA 02109                                                                 advisory services company) (since
                                                                                 September 2000). Formerly, Chairman of
                                                                                 the Board, United Asset Management
                                                                                 Corporation (a holding company owning
                                                                                 institutional investment management
                                                                                 firms) and Chairman, President and
                                                                                 Director, UAM Funds (mutual funds).
Lynn A. Stout            Trustee             Trustee of the Trust since 1998     Professor of Law, University of
Age 44                                                                           California at Los Angeles School of Law
The Eaton Vance                                                                  (since July 2001). Formerly, Professor
Building                                                                         of Law, Georgetown University Law
255 State Street                                                                 Center.
Boston, MA 02109
Jack L. Treynor          Trustee             Trustee of the Trust since 1984;    Investment Adviser and Consultant.
Age 72                                       of the Portfolio since 1995
The Eaton Vance
Building
255 State Street
Boston, MA 02109

NAME,                    NUMBER OF PORTFOLIOS
ADDRESS                     IN FUND COMPLEX      OTHER DIRECTORSHIPS
AND AGE                   OVERSEEN BY TRUSTEE    HELD
-----------------------
Norton H. Reamer                       170                         None
Age 66
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Lynn A. Stout                          165                         None
Age 44
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Jack L. Treynor                        167                         None
Age 72
The Eaton Vance
Building
255 State Street
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME,                       POSITION(S)               TERM OF OFFICE
ADDRESS                       WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                  FUND AND PORTFOLIO               SERVICE                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
William H. Ahren, Jr.    Vice President of   Vice President Since 1995           Vice President of EVM and BMR. Officer
Age 42                   the Trust                                               of 34 investment companies managed by
The Eaton Vance                                                                  EVM or BMR.
Building
255 State Street
Boston, MA 02109
Thomas J. Fetter         Vice President of   Vice President Since 1997           Vice President of EVM and BMR. Officer
Age 58                   the Trust                                               of 112 investment companies managed by
The Eaton Vance                                                                  EVM or BMR.
Building
255 State Street
Boston, MA 02109
Armin J. Lang            Vice President of   Vice President Since 1999           Vice President of EVM and BMR since
Age 37                   the Trust                                               March, 1998. Previously he was a Vice
The Eaton Vance                                                                  President at Standish, Ayer & Wood.
Building                                                                         Officer of 23 registered investment
255 State Street                                                                 companies managed by EVM or BMR.
Boston, MA 02109
Michael R. Mach          Vice President of   Vice President Since 1999           Vice President of EVM and BMR since
Age 54                   the Trust                                               December 1999. Previously, Managing
The Eaton Vance                                                                  Director and Senior Analyst for
Building                                                                         Robertson Stephens (1998-1999); Managing
255 State Street                                                                 Director and Senior Analyst for Piper
Boston, MA 02109                                                                 Jaffray (1996-1998). Previously he was a
                                                                                 Vice President at Standish, Ayer and
                                                                                 Wood. Officer of 24 investment companies
                                                                                 managed by EVM or BMR.

NAME,                    NUMBER OF PORTFOLIOS
ADDRESS                     IN FUND COMPLEX      OTHER DIRECTORSHIPS
AND AGE                   OVERSEEN BY TRUSTEE    HELD
-----------------------
William H. Ahren, Jr.
Age 42
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Thomas J. Fetter
Age 58
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Armin J. Lang
Age 37
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Michael R. Mach
Age 54
The Eaton Vance
Building
255 State Street
Boston, MA 02109

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

NAME,                       POSITION(S)               TERM OF OFFICE
ADDRESS                       WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                  FUND AND PORTFOLIO               SERVICE                DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
Robert W. Macintosh      Vice President of   Vice President Since 1998           Vice President of EVM and BMR. Officer
Age 55                   the Trust                                               of 111 investment companies managed by
The Eaton Vance                                                                  EVM or BMR.
Building
255 State Street
Boston, MA 02109
Duncan W. Richardson     Vice President of   Vice President of the Trust since   Senior Vice President and Chief Equity
Age 44                   the Trust and the   2001; of the Portfolio since 1995   Investment Officer of EVM and BMR.
The Eaton Vance          Portfolio                                               Officer of 27 investment companies
Building                                                                         managed by EVM and BMR.
255 State Street
Boston, MA 02109
Walter A. Row, III       Vice President of   Vice President Since 2001           Director of Equity Research and Vice
Age 44                   the Trust                                               President of EVM and BMR. Officer of 22
The Eaton Vance                                                                  investment companies managed by EVM and
Building                                                                         BMR.
255 State Street
Boston, MA 02109
Edward E. Smiley, Jr.    Vice President of   Vice President Since 1999           Vice President of EVM and BMR. Officer
Age 57                   Trust                                                   of 34 investment companies managed by
The Eaton Vance                                                                  EVM or BMR.
Building
255 State Street
Boston, MA 02109
Alan R. Dynner           Secretary           Secretary Since 1997                Vice President, Secretary and Chief
Age 61                                                                           Legal Officer of BMR, EVM and EVC; Vice
The Eaton Vance                                                                  President, Secretary and Clerk of EVD.
Building                                                                         Officer of 170 funds managed by EVM and
255 State Street                                                                 its affiliates.
Boston, MA 02109
James L. O'Connor        Treasurer           Treasurer Since 1989                Vice President of BMR, EVM and EVC; Vice
Age 56                                                                           President of EVD. Officer of 170 funds
The Eaton Vance                                                                  managed by EVM and its affiliates.
Building
255 State Street
Boston, MA 02109

NAME,                    NUMBER OF PORTFOLIOS
ADDRESS                     IN FUND COMPLEX      OTHER DIRECTORSHIPS
AND AGE                   OVERSEEN BY TRUSTEE    HELD
-----------------------
Robert W. Macintosh
Age 55
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Duncan W. Richardson
Age 44
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Walter A. Row, III
Age 44
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Edward E. Smiley, Jr.
Age 57
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Alan R. Dynner
Age 61
The Eaton Vance
Building
255 State Street
Boston, MA 02109
James L. O'Connor
Age 56
The Eaton Vance
Building
255 State Street
Boston, MA 02109

The statement of additional information for the Fund includes additional information about the Trustees and Officers of the Fund and Portfolio and can be obtained, without charge, by calling 1-800-225-6265.

INVESTMENT ADVISER OF TAX-MANAGED GROWTH PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE TAX-MANAGED GROWTH FUND 1.1
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109
--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
1096-2/02                                                               TGSRC1.1